As filed with the Securities and Exchange Commission
on December 20, 2004

Registration No. 333-24495
811-08167

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  PRE-EFFECTIVE AMENDMENT NO.  ☐

  POST-EFFECTIVE AMENDMENT NO. 10  ☒
  and/or
  REGISTRATION STATEMENT UNDER THE
  INVESTMENT COMPANY ACT OF 1940  ☐
  Amendment No. 11  ☒

(Check appropriate box or boxes)

DRYDEN SMALL-CAP CORE EQUITY FUND, INC.

(Exact name of registrant as specified in charter)

GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (973) 367-7521

Deborah A. Docs, Esq.
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

(Name and Address of Agent for Service)

Approximate date of proposed public offering:

As soon as practicable after the effective
date of the Registration Statement.

It is proposed that this filing will become effective
(check appropriate box):

  ☐  immediately upon filing pursuant to paragraph (b)

  ☐  on (date) pursuant to paragraph (b)

  ☒  60 days after filing pursuant to paragraph (a)(1)

  ☐  on (date) pursuant to paragraph (a)(1)

  ☐  75 days after filing pursuant to paragraph (a)(2)

  ☐  on (date) pursuant to paragraph (a)(2) of Rule 485.

  If appropriate, check the following box:

  ☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered.....Shares of Common Stock, $.001 par value per share.

Dryden Small-Cap Core Equity Fund, Inc.

Formerly known as Dryden Tax-Managed Small-Cap Fund, Inc.

February ___, 2005

PROSPECTUS

FUND TYPE

Small capitalization
stock

OBJECTIVE

Long-term capital
appreciation

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of
The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

JennisonDryden MutualFunds

Table of Contents

1	Risk/Return Summary

1	Investment Objective and Principal Strategies

2	Principal Risks

3	Evaluating Performance

5	Fees and Expenses

7	How the Fund Invests

7	Investment Objective and Policies

8	Other Investments and Strategies

11	Investment Risks

18	How the Fund is Managed

18	Board of Directors

18	Manager

19	Investment Adviser

19	Portfolio Managers

20	Distributor

21	Fund Distributions and Tax Issues

21	Distributions

22	Tax Issues

23	If You Sell or Exchange Your Shares

25	How to Buy, Sell and Exchange Shares of the Fund

25	How to Buy Shares

36	How to Sell Your Shares

39	How to Exchange Your Shares

42	Telephone Redemptions or Exchanges

43	Expedited Redemption Privilege

44	Financial Highlights

44	Class A Shares

45	Class B Shares

46	Class C Shares

47	Class Z Shares

For More Information (Back Cover)

Risk/Return Summary

This section highlights key information about Dryden Small-Cap Core Equity Fund, Inc., which we refer to as "the Fund." Prior to December 15, 2003, the Fund was known as Dryden Tax-Managed Small-Cap Fund, Inc. Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is long-term capital appreciation. We seek investments whose price we expect to increase over several years. We normally invest at least 80% of the Fund's investable assets in equity-related securities of small-cap U.S. companies. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. We currently consider small-cap companies to be those with market capitalizations like those found in the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index).

We try to reduce the taxes shareholders pay on the Fund's capital gains. Part of our goal is to outperform the S&P SmallCap 600 Index on a before- and after-tax basis. We try to limit taxes by attempting to avoid short-term capital gains and by selling securities that have fallen in value in order to generate losses that can be used to offset realized capital gains on other securities. We may use hedging techniques to help limit taxable income and capital gains.

Equity-related securities in which the Fund primarily invests are common stocks, convertible securities and nonconvertible preferred stocks. While we make every effort to achieve our objective, we can't guarantee success.

How We Invest

A team of portfolio managers from Quantitative Management Associates LLC manages the Fund using their judgment and a quantitative stock selection model to evaluate growth potential, valuation, liquidity and investment risk. They try to select securities that will provide strong capital appreciation, while trying to limit both the effects of taxation and the differences in portfolio characteristics from those of the S&P SmallCap 600 Index.

Risk/Return Summary

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since we invest primarily in equity-related securities, there is the risk that the price of particular equities we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of small companies vary more than the stock prices of large company stocks and they may also present above-average risks. This means that when stock prices decline overall, the Fund may decline more than the Standard & Poor's 500 Composite Stock Price Index and may, in fact, decline more than the S&P SmallCap 600 Index. The Fund's holdings can vary significantly from broad market indexes. As a result, the Fund's performance can deviate from the performance of these indexes. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Since our objective is long-term capital appreciation, the companies that we invest in generally reinvest their earnings rather than distribute them to shareholders. As a result, the Fund is not likely to receive significant dividend income on its portfolio securities.

While the Fund tries to limit the extent to which shareholders incur taxes on Fund distributions of investment income and net realized gains, including through the use of hedging techniques, the Fund expects to distribute taxable income or capital gains from time to time.

Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests - Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

Annual Returns* (Class A shares)

BEST QUARTER: ____% (___ quarter of ____) WORST QUARTER: _____% (___ quarter of ____)

*  These annual returns do not include sales charges, but do include the distribution and service (12b-1) fee waiver. If the sales charges were included, the annual returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too.

Risk/Return Summary

Average Annual Total Returns1 (as of 12/31/04)

Return Before Taxes	One Year	Five Years	Since Inception (11-10-97)
Class A shares	%	%	%
Class C shares
Class Z shares
Class B Shares
Return Before Taxes
Return After Taxes on Distributions[2]
Return After Taxes on Distributions and Sale of Fund Shares[2]
Index (reflects no deduction for fees, expenses or taxes)
S&P SmallCap 600 Index[3]
Lipper Average[4]

1  The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns for Class A shares would have been lower.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

3  The S&P SmallCap 600 Index - an unmanaged capital-weighted index of 600 smaller company U.S. common stocks that cover all industry sectors - gives a broad look at how small-cap stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. The securities in the S&P SmallCap 600 Index may be very different from those in the Fund. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class A, B, C and Z shares. Source: Lipper Inc.

4  The Lipper Average is based on the average return of all mutual funds in the Lipper Small-Cap Core Funds category and does not include the effect of any sales charges or taxes. Again, these returns would be lower if they included the effect of sales charges and taxes. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class A, B, C and Z shares. Source: Lipper Inc.

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund - Class A, B, C and Z. Each share class has different (or no) sales charges - known as loads - and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

Shareholder Fees1 (paid directly from your investment)

	Class A	Class B	Class C	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%[2]	5%[3]	1%[4]	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fees	None	None	None	None
Exchange fee	None	None	None	None

Annual Fund Operating Expenses (deducted from Fund assets)

	Class A	Class B	Class C	Class Z
Management fees	.60%	.60%	.60%	.60%
+ Distribution and service (12b-1) fees	.30%[5]	1%	1%	None
+ Other expenses	.52%	.52%	.52%	.52%
= Total annual Fund operating expenses	1.42%	2.12%	2.12%	1.12%
– Fee waiver[5]	.05%	None	None	None
= Net annual Fund operating expenses	1.37%	2.12%	2.12%	1.12%

1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% (the CDSC is waived for purchase by certain retirement or benefit plans affiliated with Prudential).

3  The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.

4  The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase (within 18 months of purchase for Class C shares purchased prior to February 2, 2004).

5  For the fiscal year ending 10-31-05, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

Risk/Return Summary

Example

This example is intended to help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects this conversion. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$	$	$	$
Class B shares
Class C shares
Class Z shares

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$	$	$	$
Class B shares
Class C shares
Class Z shares

How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is long-term capital appreciation. This means we seek investments whose price we expect will increase over several years. In pursuing our objective of long-term capital appreciation, we normally invest at least 80% of the Fund's investable assets in equity-related securities of small-cap U.S. companies, with market capitalizations like those found in the S&P SmallCap 600 Index. Part of our goal is to outperform the S&P SmallCap 600 Index on a before- and after-tax basis. The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. The market capitalization ranges of the S&P SmallCap 600 Index change every month but, as of December 31, 2004, the range was from approximately $___ billion to $___ million, with a weighted average market value of approximately $___ million. Market capitalization is measured at the time of initial purchase; the range of market capitalization of companies that we may invest in may change at our discretion to reflect industry norms. If the market capitalization of a company whose securities we own grows above "small-cap," we do not have to sell that company's securities. The Fund is not sponsored by or affiliated with Standard & Poor's Corporation. While we make every effort to achieve our objective, we can't guarantee success.

The Fund will invest in equity-related securities, principally common stocks, convertible securities and nonconvertible preferred stocks. In addition, equity-related securities include warrants and rights that can be exercised to obtain stock; equity investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs); American Depositary Receipts (ADRs); and similar securities. Convertible securities are securities - like bonds, corporate notes and preferred stocks - that we can convert into the company's common stock or some other equity security. We buy only investment-grade convertible securities.

We try to limit taxes by attempting to avoid short-term capital gains. We also try to limit taxes on investment income by investing in lower-yielding equity securities. However, a portion of the Fund's securities may offer high potential capital appreciation and a yield component.

Generally, we consider selling a security when its expected return has decreased and for other reasons such as risk reduction or industry or sector considerations. When deciding

Our Tax-Managed Approach
Taxes are a major influence on the net returns that you receive on your taxable investments. We try to achieve long-term after-tax returns for you by managing our investments so as to limit and defer the taxes you incur as a result of your investment in the Fund.

How the Fund Invests

whether to sell securities, we will consider the negative tax impact of realizing capital gains and the positive tax impact of realizing capital losses. We sometimes may defer the sale of a security until the realized capital gain would qualify as a long-term capital gain. We also may sell a security to realize a capital loss that can be used to offset realized capital gains. When selling a portion of a holding, we may sell those securities with a higher cost basis first.

Tax-Advantaged Hedging

To protect against price declines in our holdings that have developed large accumulated capital gains, we may use hedging techniques to help reduce taxes, including the purchase of put options on securities held, and financial and stock index futures contracts. Using these techniques rather than selling these securities may reduce exposure to price declines in certain securities without realizing substantial capital gains under current tax law. Our ability to use these strategies as a tax management technique for holdings of appreciated securities is limited - certain hedging transactions must be closed out within 30 days after the end of the taxable year. Our ability to use different tax-management strategies may be limited in the future by market volatility, excessive shareholder redemptions or changes in tax law.

We expect that by using various tax management strategies, we can reduce the extent to which you incur taxes on Fund distributions of investment income and net realized gains. Even so, we expect to distribute taxable income or capital gains from time to time.

For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information - which we refer to as the SAI - contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investments and strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

Foreign Securities

The Fund may invest in foreign securities, including stocks and other equity-related securities of foreign issuers. We do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities.

Money Market Instruments

The Fund may hold cash or invest in high-quality money market instruments during periods of portfolio restructuring, until we invest the proceeds from new Fund sales or to meet ordinary daily cash needs. This is subject to the policy of normally investing at least 80% of investable assets in equity-related securities of small-cap U.S. companies. Money market instruments include commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government or its agencies. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

Repurchase Agreements

The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Temporary Defensive Investments

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in cash, high-quality money market instruments or repurchase agreements. Investing heavily in these securities limits our ability to achieve long-term capital appreciation, but can help to preserve the Fund's assets when the equity markets are unstable.

U.S. Government Securities

The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Some U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

Short Sales

The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own when we think the value of the security will decline.

How the Fund Invests

The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

Derivative Strategies

We may use various derivative strategies to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives - such as futures, options, swaps and options on futures - involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment - a security, market index, currency, interest rate or some other benchmark - will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return, consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

Options. The Fund may purchase and sell put and call options on equity securities and financial indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options.

Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on stock indexes and foreign currencies. A futures contract is an agreement to buy or sell a set quantity of an underlying asset product at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index.

Additional Strategies

The Fund also follows certain policies when it borrows money (the Fund can borrow up to 331/3% of the value of its total assets and may pledge up to 331/3% of its total assets to secure these borrowings); purchases shares of affiliated investment companies (the Fund may also invest up to 10% of its assets in shares of affiliated money market funds or open-ended short term bond funds with a portfolio maturity of three years or less); lends its securities to others for cash management purposes (the Fund can lend up to 331/3% of the value of its total assets, including collateral received in the transaction); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.

For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks - Risk Management and Return Enhancement Strategies."

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This table outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of Fund's assets. For more information, see "Description of the Fund, Its Investments and Risks" in the SAI.

PORTFOLO TURNOVER

The Fund may actively and frequently trade its portfolio securities to achieve its investment objective. For the fiscal years ended October 31, 2004 and 2003, the Fund's annual turnover rates were __% and 69%, respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage obtained by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly higher brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a porportionately greater amount of distributions to shareholders will

How the Fund Invests

be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information - which we refer to as the SAI - contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees of the Fund (the Board) can change investment policies that are not fundamental.

Investment Type

% of Fund's Assets	Risks	Potential Rewards
Equity-related securities of small-cap U.S. companies At least 80%	■ Individual stocks could lose value
■ The equity markets could go down, resulting in a decline in value of the Fund's investments
■ Stocks of small companies are more volatile and may decline more than those in the S&P 500 Index
■ Small-cap companies are more likely to reinvest earnings and not pay dividends
■ Changes in interest rates may affect the securities of small companies more than the securities of larger companies
■ Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments	■ Historically, stocks have outperformed other investments over the long term
■ Generally, economic growth means higher corporate profits, which leads to an increase in stock prices, known as capital appreciation
■ Highly successful small-cap companies can outperform larger ones

Tax-related investing At least 80%	■ Sharply rising market may limit the ability to generate tax losses
■ Sharply falling market may create unavoidable increases in dividend yield
■ Tax law changes may limit the effectiveness of some strategies
■ Excessive shareholder redemptions may require realizing unintended capital gains
	■ Lower pre-tax returns	■ Lower current taxes and future tax liability ■ Higher after-tax returns

How the Series Invests

Investment Type (cont'd)

% of Fund's Assets	Risks	Potential Rewards
Derivatives Up to 20% of total assets	■ The value of derivatives (such as futures and related options) that are used to hedge a portfolio security is determined independently from that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security
■ Derivatives may not have the intended effects and may result in losses or missed opportunities
■ The other party to a derivatives contract could default
■ Derivatives can increase share price volatility and those that involve leverage could magnify losses
■ Certain types of derivatives involve costs to the Fund that can reduce returns	■ The Fund could make money and protect against losses if the investment analysis proves correct
■ Derivatives that involve leverage could generate substantial gains at low cost
■ One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time
■ Hedges that correlate well with an underlying position can reduce or eliminate investment income or capital gains at low cost

Investment Type (cont'd)

% of Fund's Assets	Risks	Potential Rewards
Equity-related securities of larger U.S. companies Up to 20%; usually less than 10%	■ Similar risks to small U.S. companies ■ Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow	■ Not as likely to lose value as stocks of small companies ■ May be a source of dividend income

Foreign securities Up to 20%; usually less than 10%	■ Foreign markets, economies and political systems may not be as stable as in the U.S.
■ Currency risk - changing value of foreign currencies can cause losses
■ May be less liquid than U.S. stocks and bonds
■ Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and more risk	■ Investors can participate in the growth of foreign markets through the Fund's investments in companies operating in those markets
■ May profit from changing value of foreign currencies
■ Opportunities for diversification

How the Series Invests

Investment Type (cont'd)

% of Fund's Assets	Risks	Potential Rewards
U.S. government securities Up to 20%; usually less than 10%	■ Not all U.S. government securities are insured or guaranteed by the U.S. government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt, and are subject to risk of default like private issuers
■ Limits potential for capital appreciation
■ Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility
■ Credit risk - the risk that the default of an issuer would leave the Fund with unpaid interest or principal. The lower an instrument's quality, the higher its potential volatility
■ Market risk - the risk that the market value of an investment may move down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector or the market as a whole	■ May preserve the Fund's assets
■ Principal and interest may be guaranteed by the U.S. government or issuing agency
■ Regular interest income
■ Generally more secure than lower quality debt securities and equity securities

Investment Type (cont'd)

% of Fund's Assets	Risks	Potential Rewards
Short sales Up to 25% of net assets; usually less than 10%	■ May magnify underlying investment losses
■ Investment costs may exceed potential underlying investment gains
	■ Short sales "against the box" give up the opportunity for capital appreciation in the security	■ May magnify underlying investment gains

Illiquid securities Up to 15% of net assets	■ May be difficult to value precisely ■ May be difficult to sell at the time or price desired	■ May offer a more attractive yield or potential for growth than more widely traded securities

Money market instruments Up to 20% under normal circumstances and up to 100% on a temporary basis	■ Limits potential for capital appreciation and achieving our objective ■ See credit risk and market risk above (which are less of a concern for money market instruments)	■ May preserve the Fund's assets

How the Fund is Managed

BOARD OF DIRECTORS

The Fund's Board of Directors (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI or the Manager)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077

Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended October 31, 2004, the Fund paid PI management fees of ___% of the Fund's average daily net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $_____ billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER

Quantitative Management Associates LLC (QMA) is the Fund's investment adviser and has served as an investment adviser to investment companies since July 1, 2004. Its address is 100 Mulberry Street, Gateway Center Two, Newark, NJ 07102. Prior to July 1, 2004, Prudential Investment Management, Inc. (PIM) was the Fund's investment adviser and served as an investment adviser to investment companies since 1984. QMA is a direct, wholly-owned subsidiary of PIM. PI has responsibility for all investment advisory services, supervises QMA and pays QMA for its services. For the fiscal year ended October 31, 2004, PI paid QMA subadvisory fees of ___% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

The Fund is co-managed by J. Scott, Ph.D., M. Stumpp, Ph.D., and T. Lockwood. Drs. Scott and Stumpp and Mr. Lockwood became co-portfolio managers of the Fund on May 31, 2000.

J. Scott, Ph.D., is a Senior Managing Director of QMA, a direct and wholly-owned subsidiary of PIM. He has been a portfolio manager for the Fund since 1997. Dr. Scott has managed balanced and equity portfolios for Prudential's pension plans and institutional clients since 1987. Dr. Scott has 29 years of investment experience. Dr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.

M. Stumpp, Ph.D., is a Senior Managing Director of QMA. She has been a portfolio manager for the Fund since 1997. Dr. Stumpp chairs the QMA's Investment Policy Committee and is responsible for its model portfolio. Dr. Stumpp developed the group's tactical asset allocation algorithm. Dr. Stumpp also developed and oversees the methodology underlying the group's actively managed equity portfolios. Dr. Stumpp has managed mutual fund portfolios since 1995 and has managed investment portfolios for over 15 years. Dr. Stumpp has 24 years of investment experience. Dr. Stumpp received a B.A. from Boston University and an M.A. and a Ph.D. from Brown University.

T. Lockwood is a Managing Director of QMA. Mr. Lockwood heads QMA's equity area, which includes quantitative equity, derivative and index funds. He has been a portfolio manager for the Fund since 1997. Mr. Lockwood joined Prudential in 1988 and has over 18 years of investment experience. Mr. Lockwood is also responsible for investment research, new product development and managing balanced portfolios on behalf of institutional clients. He received a B.S. from Stony Brook University and an M.B.A. and an M.S. from Columbia University.

How the Fund is Managed

Drs. Scott and Stumpp and Mr. Lockwood lead a team of [  ] investment professionals, [  ] of whom hold Ph.D.s, with over [  ] years of combined experience. The team is currently responsible for the management of over $[  ] billion in assets.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the "Plans") under Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund's shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables. Class A, Class B and Class C shares are subject to an annual 12b-1 fee of .30%, 1% and 1%, respectively. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's Statement of Additional Information and on the Fund's website at www.jennisondryden.com. The Fund will provide a full list of the Fund's portfolio holdings as of the end of the fiscal quarter on its website within 60 days after the end of the Fund's fiscal quarter. In addition, the Fund may release the Fund's top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Fund's website no earlier than 15 days after the end of each month. These postings can be located at www.jennisondryden.com.

Fund Distributions and Tax Issues

Investors who buy shares of the Fund should be aware of some important tax issues. For example, although the Fund tries to limit the amount of its taxable distributions, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund may realize taxable gains even though it tries to limit them. The Fund also tries to limit taxable dividend distributions, but believes it will distribute some taxable income.

The Fund distributes dividends of any net investment income to shareholders -typically twice a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation, whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders - typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security - if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15%. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Fund Distributions and Tax Issues

Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent the Fund's income is derived from certain dividends received from U.S. corporations.

For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
Form 1099

Every year, you will receive a Form 1099 which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

If You Purchase Just Before Record Date

If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of JennisonDryden or Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax, unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale and ending 30 days after the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Fund Distributions and Tax Issues

Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares

We have obtained a legal opinion that the conversion of Class B shares into Class A shares - which happens automatically approximately seven years after purchase - is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

How to Buy, Sell and
Exchange Shares of the Series

HOW TO BUY SHARES

In order to buy shares of the Fund, the following steps need to be taken: Step 1: Open an Account; Step 2: Choose a Share Class; Step 3: Understanding the Price You'll Pay; and Step 4: Additional Shareholder Services. Each of these steps is described below.

Step 1: Open an Account

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179
Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

With certain limited exceptions, the Fund is only available to U.S. citizens or residents.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to limited groups of investors.

Multiple share classes let you choose a cost structure that meets your needs:

■  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge (the CDSC is waived for purchases by certain retirement or benefit plans).

How to Buy, Sell and
Exchange Shares of the Series

■  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

■  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase (within 18 months of purchase for Class C shares purchased prior to February 2, 2004). The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

■  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent;

■  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years;

■  The different sales charges that apply to each share class - Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC;

■  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase;

■  Class B shares purchased in amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted;

■  Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted; and

■  Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. The Fund has advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts. You should consult your financial intermediary or broker for assistance in choosing a share class.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B		Class C	Class Z
Minimum purchase amount[1]	$1,000	$1,000		$2,500	None

Minimum amount for subsequent purchases[1]	$100	$100		$100	None

Maximum initial sales charge	5.50% of the public offering price	None		None	None

Contingent Deferred Sales Charge (CDSC)[2]	1%[3]	If sold during: Year 1 Year 2 Year 3 Year 4 Years 5/6 Year 7	5% 4% 3% 2% 1% 0%	1% on sales made within 12 months of purchase (18 months for shares purchased prior to February 2, 2004)	None

Annual distribution and service (12b-1) fees shown as a percentage of average net assets[4]	.30 of 1% (.25 of 1% currently)	1%		1%	None

1  The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services - Automatic Investment Plan."

2  For more information about the CDSC and how it is calculated, see "How to Sell Your Shares - Contingent Deferred Sales Charge (CDSC)."

3  Investors who purchase $1 million or more of Class A shares and redeem these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge (the CDSC is waived for purchase by certain retirement or benefit plans affiliated with Prudential).

4  These distribution and service fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares. For the fiscal year ending 10-31-05, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

How to Buy, Sell and
Exchange Shares of the Series

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00	5.26	4.50
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.75	3.90	3.25
$250,000 to $499,999	2.75	2.83	2.50
$500,000 to $999,999	2.00	2.04	1.75
$1 million to $4,999,999*	None	None	1.00	**

*  If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge (the CDSC is waived for purchases by certain retirement or benefit plans).

**  For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and above, the dealer reallowance is 0.25%.

To satisfy the purchase amounts above, you can:

■  Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you or an eligible group of related investors are purchasing,

■  Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months, or

■  Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of Class A shares of other JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

An eligible group of related investors includes any combination of the following:

■  an individual;

■  the individual's spouse, their children and parents;

■  the individual's and spouse's Individual Retirement Account (IRA);

■  any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), with the exception of employee benefit plans of a company controlled by the individual;

■  a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children; and

■  a Uniform Gifts to Minors Act/ Uniform Transfers to Minors Act account created by the individual or the individual's spouse.

The value of shares held by you or an eligible group of related investors will be determined as follows:

■  for Class A shares, the value of existing shares is determined by the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

■  for Class B shares and Class C shares, the value of existing shares is determined by the NAV as of the previous business day.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for

How to Buy, Sell and
Exchange Shares of the Series

notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted (the CDSC is waived for purchase by certain retirement or benefit plans).

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

■  Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

■  Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

■  certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds;

■  persons who have retired directly from active service with Prudential or one of its subsidiaries;

■  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

■  registered representatives and employees of brokers that have entered into dealer agreements with the Distributor; and

■  investors in IRA accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement
(the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund makes available free of charge, on the Fund's website at www.jennisondryden.com, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

The Distributor may reallow Class A's sales charge to dealers.

Qualifying for Class Z Shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

■  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

■  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

How to Buy, Sell and
Exchange Shares of the Series

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

■  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,

■  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund),

■  Prudential, with an investment of $10 million or more, and

■  Qualified state tuition programs (529 plans).

Payments to Third Parties

In connection with the sale of Fund shares, the Manager, Distributor or one of their affiliates may provide additional compensation, out of their own resources and without additional cost to the Fund or its shareholders, to financial firms, including affiliates of the Manager. Your individual financial advisor may receive some or all of the amounts paid to the financial firm that employs him. Such compensation, which is sometimes referred to as "revenue sharing," may include the placement of the Fund on a preferred or recommended product list and/or access to the firm's registered representatives, and may incentivize firms to recommend or sell shares of the Fund to you. Financial firms and financial advisors participating in revenue sharing programs may receive greater compensation for selling Fund shares than for selling a different mutual fund that is not eligible for revenue sharing. These payments are in addition to the sales charges (including Rule 12b-1 fees) paid by the Fund.

The Manager, Distributor or one of their affiliates may enter into arrangements with insurance companies, banks, selected broker-dealers or other financial firms to make additional payments based on a percentage of Fund assets and/or sale of Fund shares attributable to a particular firm. Any additional payments to such firms are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided and the amounts may vary based on the class of shares you purchase. No one factor is determinative of the type or amount of additional compensation to be provided. In addition, the Manager, Distributor or one of their affiliates may make ongoing payments from their own resources to firms for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts. Please contact your financial service provider for details about revenue sharing payments it may receive.

Class B Shares Automatically Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased to the extent the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Conversion Feature - Class B Shares."

Step 3: Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund - known as the net asset value or NAV - is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund - or the NAV - is $10 ($1,000 divided by 100).

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

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established by the Board. With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's net asset value will be calculated based upon the net asset value of the investment company in which the Fund invests.

The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

What Price Will You Pay for Shares of the Fund?

For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

Step 4: Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out - or distributes - its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19176

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your

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financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Fund - also known as redeeming your shares - the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. If your broker does not hold your shares, contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for purchases and sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you may have to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares - Signature Guarantee."

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase (18 months for Class C shares purchased prior to February 2, 2004), you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

■  Amounts representing shares you purchased with reinvested dividends and distributions,

■  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares (18 months for Class C shares purchased prior to February 2, 2004), and, six years for Class B shares, and

■  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares (18 months for Class C shares purchased prior to February 2, 2004), and, six years for Class B shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid - or at least minimize - the CDSC.

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Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" table, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares - which is applied to shares sold within 12 months of purchase (18 months for Class C shares purchased prior to February 2, 2004). For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC - Class B Shares

The CDSC will be waived if the Class B shares are sold:

■  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

■  To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

■  On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Contingent Deferred Sales Charge - Waiver of Contingent Deferred Sales Charge - Class B Shares."

Waiver of the CDSC - Class C Shares

Benefit Plans. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate numbers of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

Retirement Plans

To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares."

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds - including certain money market funds - if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden or

How to Buy, Sell and
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Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19176

There is no sales charge for such exchanges. However, if you exchange - and then sell - Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 12 months of your original purchase (18 months for Class C shares purchased prior to February 2, 2004), you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues - If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account - Exchange Privilege."

Frequent Purchases and Redemptions of Fund Shares

The Fund seeks to prevent patterns of frequent purchases and redemptions of the Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Fund's Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or

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stricter restrictions on transfer by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement may be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares - Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares - Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

Financial Highlights

The financial highlights below are intended to help you evaluate the Fund's financial performance for each share class of the Fund for the periods indicated. The total return in each table represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming investment at the start of the period, reinvestment of all dividends and other distributions and sale at the end of the period. The information is for each share class for the periods indicated.

A copy of the Fund's annual report, along with the Fund's audited financial statements and independent auditor's report, is available upon request, at no charge, as described on the back cover of this prospectus.

Class A Shares

For the fiscal year ended October 31, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the periods presented through October 31, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class A Shares

Per share Operating Performance	2004	Fiscal Year Ended October 31, 2003(c)	Fiscal Year Ended October 31, 2002(c)	Fiscal Year Ended October 31, 2001(c)	April 1, 2000 Through October 31, 2000(c)		Year Ended March 31, 2000(c)
Net asset value, beginning of period		$9.21	$9.36	$9.98	$9.28		$7.44
Income/Loss from investment operations:
Net investment income (loss)		(.05)	(.06)	(.08)	(.06)		(.01)
Net realized and unrealized gain (loss) on investment transactions		3.30	(.09)	(.54)	.76		1.85
Total from investment operations		3.25	(.15)	(.62)	.70		1.84
Less distributions:
Distributions from net realized gains		-		-	-		-
Net asset value, end of period		$12.46	$9.21	$9.36	$9.98		$9.28
Total return(b)		35.29%	(1.60)%	(6.21)%	7.54%		24.73%
Ratios/Supplemental Data
Net assets, end of period (000)		$24,020	$19,707	$20,662	$24,749		$26,741
Average net assets (000)		$20,487	$23,299	$22,881	$25,180		$38,047
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)		1.37%	1.32%	1.50%	1.70	%(a)	1.45%
Expenses, excluding distribution and service (12b-1) fees		1.12%	1.07%	1.25%	1.45	%(a)	1.20%
Net investment income (loss)		(.44)%	(.57)%	(.81)%	(1.07	)%(a)	(.07)%
For Class A, B, C and Z shares:
Portfolio turnover rate(e)		41%	44%	75%	87%		66%

(a)  Annualized.

(b)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.

(c)  Calculated based on average shares outstanding during the period.

(d)  For each period, the Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of Class A shares.

(e)  Portfolio turnover for periods less than one full year is not annualized.

Class B Shares

For the fiscal year ended October 31, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the periods presented through October 31, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class B Shares

Per share Operating Performance	2004	Fiscal Year Ended October 31, 2003(c)	Fiscal Year Ended October 31, 2002(c)	Fiscal Year Ended October 31, 2001(c)	April 1, 2000 Through October 31, 2000(c)		Year Ended March 31, 2000(c)
Net asset value, beginning of period		$8.87	$9.08	$9.77	$9.12		$7.37
Income/Loss from investment operations:
Net investment loss		(.12)	(.13)	(.15)	(.10)		(.07)
Net realized and unrealized gain (loss) on investment transactions		3.16	(.08)	(.54)	.75		1.82
Total from investment operations		3.04	(.21)	(.69)	.65		1.75
Less distributions:
Distributions from net realized gains		-	-	-	-		-
Net asset value, end of period		$11.91	$8.87	$9.08	$9.77		$9.12
Total return(b)		34.27%	(2.31)%	(7.06)%	7.13%		23.91%
Ratios/Supplemental Data
Net assets, end of period (000)		$54,465	$47,215	$52,736	$63,340		$69,023
Average net assets (000)		$47,708	$56,876	$59,654	$64,967		$89,474
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees		2.12%	2.07%	2.25%	2.45	%(a)	2.20%
Expenses, excluding distribution and service (12b-1) fees		1.12%	1.07%	1.25%	1.45	%(a)	1.20%
Net investment loss		(1.19)%	(1.32)%	(1.56)%	(1.82	)%(a)	(.82)%

(a)  Annualized.

(b)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.

(c)  Calculated based on average shares outstanding during the period.

Financial Highlights

Class C Shares

For the fiscal year ended October 31, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the periods presented through October 31, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class C Shares

Per share Operating Performance	2004	Fiscal Year Ended October 31, 2003(c)	Fiscal Year Ended October 31, 2002(c)	Fiscal Year Ended October 31, 2001(c)	April 1, 2000 Through October 31, 2000(c)		Year Ended March 31, 2000(c)
Net asset value, beginning of period		$8.87	$9.08	$9.77	$9.12		$7.37
Income/Loss from investment operations:
Net investment loss		(.12)	(.13)	(.15)	(.10)		(.07)
Net realized and unrealized gain (loss) on investment transactions		3.16	(.08)	(.54)	.75		1.82
Total from investment operations		3.04	(.21)	(.69)	.65		1.75
Less distributions:
Distributions from net realized gains		-	-	-	-		-
Net asset value, end of period		$11.91	$8.87	$9.08	$9.77		$9.12
Total return(b)		34.27%	(2.31)%	(7.06)%	7.13%		23.91%
Ratios/Supplemental Data
Net assets, end of period (000)		$8,616	$7,355	$6,819	$7,800		$8,056
Average net assets (000)		$7,397	$8,066	$7,514	$7,694		$11,845
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees		2.12%	2.07%	2.25%	2.45	%(a)	2.20%
Expenses, excluding distribution and service (12b-1) fees		1.12%	1.07%	1.25%	1.45	%(a)	1.20%
Net investment loss		(1.19)%	(1.32)%	(1.56)%	(1.82	)%(a)	(.82)%

(a)  Annualized.

(b)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.

(c)  Calculated based on average shares outstanding during the period.

Class Z Shares

For the fiscal year ended October 31, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the periods presented through October 31, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class Z Shares

Per share Operating Performance	2004	Fiscal Year Ended October 31, 2003(c)	Fiscal Year Ended October 31, 2002(c)	Fiscal Year Ended October 31, 2001(c)	April 1, 2000 Through October 31, 2000(c)		Year Ended March 31, 2000(c)
Net asset value, beginning of period		$9.32	$9.44	$10.05	$9.33		$7.46
Income/Loss from investment operations:
Net investment income (loss)		(.02)	(.03)	(.06)	(.05)		(.02)
Net realized and unrealized gain (loss) on investment transactions		3.34	(.09)	(.55)	.77		1.89
Total from investment operations		3.32	(.12)	(.61)	.72		1.87
Less distributions:
Distributions from net realized gains		-	-	-	-		-
Net asset value, end of period		$12.64	$9.32	$9.44	$10.05		$9.33
Total return(b)		35.62%	(1.27)%	(6.07)%	7.72%		25.07%
Ratios/Supplemental Data
Net assets, end of period (000)		$2,223	$1,679	$1,667	$1,148		$872
Average net assets (000)		$1,827	$2,078	$1,686	$855		$1,847
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees		1.12%	1.07%	1.25%	1.45	%(a)	1.20%
Expenses, excluding distribution and service (12b-1) fees		1.12%	1.07%	1.25%	1.45	%(a)	1.20%
Net investment income (loss)		(.19)%	(.32)%	(.56)%	(.83	)%(a)	.22%

(a)  Annualized.

(b)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.

(c)  Calculated based on average shares outstanding during the period.

Notes

Notes

Notes

Notes

Notes

Notes

Notes

Dryden Small-Cap Core Equity Fund, Inc.

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

■  MAIL

Prudential Mutual
Fund Services LLC
PO Box 8098
Philadelphia, PA 19176

■  TELEPHONE

(800) 225-1852
(732) 482-7555 (from
outside the U.S.)

■  WEBSITE

www.jennisondryden.com

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■  Outside Brokers should contact:
Prudential Investment
Management Services LLC
PO Box 8310
Philadelphia, PA 19176

■  TELEPHONE

(800) 778-8769

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

■  MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

■  ELECTRONIC REQUEST

publicinfo@sec.gov
Note: The SEC charges a fee to copy documents

■  IN PERSON

Public Reference Room in Washington, DC
For hours of operation, call (202) 942-8090

■  VIA THE INTERNET

on the EDGAR database at http://www.sec.gov

Additional information about the Fund can be obtained without charge and can be found in the following documents:

■  STATEMENT OF ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

■  ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

■  SEMIANNUAL REPORT

Dryden Small-Cap Core Equity Fund, Inc.

Share Class	A		B		C		Z
Nasdaq	PQVAX		PQVBX		PQVCX		PSQZX

CUSIP	26249	A103	26249	A202	26249	A301	26249	A400

MF176A  Investment Company Act File No. 811-08167

DRYDEN SMALL-CAP CORE EQUITY FUND, INC.

Statement of Additional Information
February    , 2005

Dryden Small-Cap Core Equity Fund, Inc. (the Fund), is a diversified, open-end, management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing in equity-related securities of small-cap U.S. companies. The Fund seeks to maximize long-term capital appreciation and to limit taxable distributions to its shareholders. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated February    , 2005 (the Prospectus), a copy of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above. The audited financial statements for the fiscal year ended October 31, 2004 are incorporated into this SAI by reference to the Fund's 2004 annual report to shareholders (File No. 811-08167). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.

MF176B

FUND HISTORY

The Fund was incorporated in Maryland on February 4, 1997. Effective May 30, 2000, the Fund's name changed from Prudential Small-Cap Quantum Fund, Inc. to Prudential Tax-Managed Small-Cap Fund, Inc. Effective July 7, 2003, the Fund's name changed from Prudential Tax-Managed Small-Cap Fund, Inc. to Dryden Tax-Managed Small-Cap Fund, Inc. Effective December 15, 2003, the Fund's name changed from Dryden Tax-Managed Small-Cap Fund, Inc. to Dryden Small-Cap Core Equity Fund, Inc.

DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

Classification

The Fund is a diversified, open-end, management investment company.

Investment Strategies, Policies and Risks

The Fund's investment objective is long-term capital appreciation.

While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies that are further described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

Standard & Poor's SmallCap 600 Index

We normally invest at least 80% of the Fund's investable assets in equity-related securities of small-cap U.S. companies. The term "investable assets" in this SAI refers to the Fund's assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund currently considers small-cap companies to be those with market capitalizations like those in the Standard & Poor's 600 Small Capitalization Stock Index (S&P SmallCap 600 Index). The S&P SmallCap 600 Index is an unmanaged, market-value weighted index (stock price times the number of shares outstanding) of 600 smaller company U.S. common stocks that cover all industry sectors. Inclusion in the S&P SmallCap 600 Index in no way implies an opinion by Standard & Poor's Corporation (S&P) as to a stock's attractiveness as an investment. "S&P 600®," "Standard & Poor's 600" and "600" are trademarks of McGraw-Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America (Prudential) and its affiliates and subsidiaries.

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P SMALLCAP 600 INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO PRUDENTIAL INVESTMENTS LLC (THE MANAGER) AND ITS AFFILIATES IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P SMALLCAP 600 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE MANAGER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE MANAGER OR THE SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P SMALLCAP 600 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES OF THE FUND. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE MANAGER, SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Equity and Equity-Related Securities

Equity-related securities include common stocks, nonconvertible preferred stocks, securities convertible into or exchangeable for common or preferred stock, equity investments in partnerships, joint ventures and other forms of non-corporate investment, securities of real estate investment trusts, American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and warrants and rights exercisable for equity securities. For purposes of the 80% policy, the Fund will not invest more than 5% of investable assets in unattached rights and warrants.

American Depositary Receipts and American Depositary Shares. ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in the over-the-counter market. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs and ADSs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs and ADSs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and have readily available market quotations; and (2) issuers whose securities are represented by ADRs and ADSs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

Warrants and Rights. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the corporation issuing them.

Convertible Securities. A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. The Fund will only invest in investment-grade convertible securities. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities may also include preferred stocks which technically are equity securities.

In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

In recent years, convertibles have been developed which combine higher or lower current income with options and other features. The Fund may invest in these types of convertible securities.

Real Estate Investment Trusts. The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). To qualify, a REIT must comply with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute at least 90% of its taxable income to its shareholders. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stock. Like any investment in real estate, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

U.S. Government Securities

U.S. Treasury Securities. The Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. The Fund may invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency and are subject to the risk of default like obligations of private issuers. FHLMC investments may include collateralized mortgage obligations.

Obligations issued or guaranteed as to principal and interest by the U.S. government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

Special Considerations. U.S. government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. The values of U.S. government securities (like those of fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of outstanding long-term U.S. government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of those fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they will affect the net asset value (NAV) of the Fund.

Foreign Securities

The Fund is permitted to invest up to 20% of its investable assets in securities of foreign issuers. ADRs and ADSs are not considered foreign securities within this limitation. In many instances, foreign securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar characteristics. Under certain market conditions these investments may be less liquid and more volatile than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its instrumentalities or agencies.

If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may, but need not, enter into futures contracts on foreign currencies and related options, for hedging purposes, including locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

Risk Factors and Special Considerations of Investing in Foreign Securities. Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political, economic or social instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, for certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain, or to enforce a judgment against, the issuers of such securities.

The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the U.S. and foreign securities markets may be less liquid and more volatile than in the U.S. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to the Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which the Fund would be subject.

Risk Management and Return Enhancement Strategies

The Fund may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options, futures contracts, swaps and options on such contracts. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of those strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.

Options on Equity Securities and Securities Indexes

The Fund may purchase and sell put and call options on equity securities and securities indexes traded on U.S. or foreign securities exchanges or traded in the over-the-counter ("OTC") markets. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike for equity securities options, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

Risks of Transactions in Options

Writing options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The Fund, and thus investors, may lose money through any unsuccessful use of these strategies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

Risks of Options on Indexes

The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

Because the value of an index option depends on changes in the index and not a particular stock, successful use of options on indexes is subject to the investment adviser's ability to predict changes in the stock market or a particular industry or market segment. This requires different skills than those used to predict the performance of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

Special Risks of Writing Calls on Indexes

Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indexes only under the circumstances described above.

Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 331/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice is filed.

Special Risks of Purchasing Puts and Calls on Indexes. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Additional Risks of Purchasing OTC Options. OTC options are subject to certain risks not present with exchange traded options. It is not possible to effect a closing transaction in OTC options in the same manner as listed options because a clearing corporation is not interposed between the buyer and seller of the option. In order to terminate the obligation represented by an OTC option, the holder must agree to the termination of the OTC option and may be unable or unwilling to do so on terms acceptable to the writer. In any event, a cancellation, if agreed to, may require the writer to pay a premium to the counterparty. Although it does not eliminate counterparty risk, the Fund may be able to eliminate the market risk of an option it has written by writing or purchasing an offsetting position with the same or another counterparty. However, the Fund would remain exposed to each counterparty's credit risk on the call or put option until such option is exercised or expires. There is no guarantee that the Fund will be able to write put or call options, as the case may be, that will effectively offset an existing position.

OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, as amended (Securities Act) and, as a result, are generally subject to substantial legal and contractual limitations on sale. As a result, there is no secondary market for OTC options and the staff of the Securities and Exchange Commission (the SEC or Commission) has taken the position that OTC options held by an investment company, as well as securities used to cover OTC options written by one, are illiquid securities, unless the Fund and its counterparty have provided for the Fund at its option to unwind the option. Such provisions ordinarily involve a payment by the Fund to the counterparty to compensate it for the economic loss caused by an early termination. In the absence of a negotiated unwind provision, the Fund may be unable to terminate its obligation under a written option or to enter into an offsetting transaction eliminating its market risk.

There are currently legal and regulatory limitations on the Fund's purchase or sale of OTC options. These limitations are not fundamental policies of the Fund and the Fund's obligation to comply with them could be changed without approval of the Fund's shareholders in the event of modification or elimination of such laws or regulations in the future.

There can be no assurance that the Fund's use of OTC options will be successful and the Fund may incur losses in connection with the purchase and sale of OTC options.

Futures Contracts and Options on Futures Contracts

The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to better manage or reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Exchange Act as enforced by the Commodity Futures Trading Commission (CFTC). These futures contracts and options thereon will be on stock indexes and foreign currencies. The Fund may also purchase futures contracts on debt securities, including U.S. government securities and aggregates of debt securities. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies.

A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Unlike the cash market, where a physical commodity is being traded for immediate or spot delivery, for which a seller receives payment as soon as delivery is made, no physical delivery of the underlying stocks in the index is made. The agreement in other types of futures contracts is for deferred delivery of currency or financial instruments.

Pursuant to regulations under the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (1940 Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions.

The Fund intends to limit its futures-related investment activity so that it, and/or any applicable person associated with it, is excluded from the definition of the term "commodity pool operator" under applicable rules and regulatory relief issued by the Commodity Futures Trading Commission (the "CFTC"). The Fund will so limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in CFTC Rule 1.3(z)):

(i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) and/or

(ii) the aggregate "notional value" (i.e., the size of a commodity futures or commodity option contract, in contract units, multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all commodity futures and commodity option contracts that the Fund has entered into does not exceed the liquidation value of the Fund's portfolio, after taking into account profits and unrealized losses on any such contracts that the Fund has entered into (the foregoing alternative limits being the "Alternative Commodity Trading Limits").

The Alternative Commodity Trading Limits are based on provisional no-action relief issued by the CFTC. If this relief is modified or terminated, the Fund will limit its futures-related investment activity accordingly so that it will be excluded from the definition of the term "commodity pool operator" under applicable rules and regulatory relief issued by the CFTC. In the event that any final rule adopted by the CFTC with respect to this exemption permits greater ability to invest in futures-related instruments, the Fund may avail itself of this relief.

Risks of Transactions in Futures Contracts and Related Options

There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the prices of equity securities or a currency or group of currencies, the price of a futures contract may move more or less than the price of the equity securities or currencies being hedged. Therefore, a correct forecast of equity prices, currency rates, market trends or international political trends by the investment adviser may still not result in a successful hedging transaction.

Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market or an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. However, in the event a futures contract has been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee the price movements of the securities will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.

The Fund will use stock index futures and currency futures and options on futures in a manner consistent with CFTC regulations. The Fund may also enter into futures or related options contracts for return enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets.

Futures contracts and related options are generally subject to segregation requirements of the Commission and any coverage requirements of the CFTC. If the Fund does not hold the security or currency underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contracts. The Fund may place and maintain cash, securities and similar investments with a futures commissions merchant in amounts necessary to effect the Fund's transactions in exchange-traded futures contracts and options thereon, provided certain conditions are satisfied.

Successful use of futures contracts and options thereon by the Fund is also subject to the ability of the Fund's Manager or investment adviser to forecast movements in the direction of the market and interest rates and other factors affecting equity securities and currencies generally. The correlation between movements in the price of a futures contract and movements in the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. For example, if the Fund has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets. In addition, certain futures exchanges or boards of trade have daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

Position Limits. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks of Risk Management and Return Enhancement Strategies

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transactions costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include (1) dependence on the investment adviser's ability to correctly predict movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

Repurchase Agreements

The Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized by U.S. government obligations in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Lending of Securities

Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 331/3% of the value of the Fund's total assets and that the loans are callable at any time by the Fund. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower or Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Borrowing

The Fund may borrow up to 331/3% of the value of its total assets (calculated when the loan is made). The Fund may pledge up to 331/3% of its total assets to secure these borrowings. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of the Fund's total assets unless this policy is changed by the Board of Directors.

Illiquid Securities

The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors.

In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

Short Selling

The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). Generally, to complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrued during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will (1) segregate with the Fund's custodian cash or other liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and will not be less than the market value of the security at the time it was sold short, or (2) otherwise cover its short position. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No more than 25% of the Fund's net assets will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (2) segregated in connection with short sales.

The Fund also may make short sales "against-the-box," in which the Fund enters into a short sale of a security which the Fund owns or has the right to obtain at no added cost. Not more than 25% of the Fund's net assets (determined at the time of the short sale against-the-box) may be subject to such sales.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's NAV.

Securities of Other Investment Companies

The Fund may purchase shares of affiliated investment companies as permitted by the Commission. The Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. Notwithstanding the foregoing, the Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act so long as the Fund is also a fund in which one or more of the JennisonDryden Asset Allocation Funds (which are series of The Prudential Investment Portfolios, Inc., Registration Nos. 33-61997, 811-07343) may invest. See "Investment Restrictions."

Exchange-Traded Funds. The Fund is permitted to invest in exchange-traded funds. These securities are not traded at net asset value, that is, they can be sold at a premium or with a discount.

Segregated Assets

The Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

Temporary Defensive Strategy and Short-Term Investments

When conditions dictate a defensive strategy, the Fund may temporarily invest without limit in high quality money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, non-convertible debt securities (corporate and government), obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities, repurchase agreements (described more fully above) and cash (foreign currencies or U.S. dollars). These instruments will be U.S. dollar denominated or denominated in a foreign currency. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

Portfolio Turnover

As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions, and the Fund's portfolio turnover rate may exceed 100%. The portfolio turnover rates for the Fund for the fiscal years ended October 31, 2004 and 2003 were     % and 41%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

The Fund may not:

1.  Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

2.  Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

3.  Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4.  Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5.  Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

6.  Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

Although not fundamental, the Fund has the following additional investment restrictions.

The Fund may not:

1.  Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

2.  Make investments for the purpose of exercising control or management.

3.  Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition. Notwithstanding this investment restriction, so long as the Fund is also a fund in which one or more of the JennisonDryden Asset Allocation Funds, which are series of The Prudential Investment Portfolios, Inc. (Registration Nos. 33-61997, 811-7343) may invest, the Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

4.  Purchase more than 10% of all outstanding voting securities of any one issuer.

The Fund will provide 60 days' prior written notice to shareholders of a change in the Fund's non-fundamental policy of investing over 80% of its investable assets in the type of investments suggested by the Fund's name.

MANAGEMENT OF THE FUND

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund (as defined in the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

Independent Directors

Name, Address** and Age	Position with the Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by the Director****
David E. A. Carson (70)	Director	Since 2003	Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People's Bank (1983-1997)	97	Director of United Illuminating and UIL Holdings (utility company) since 1993.

Robert E. La Blanc (70)	Director	Since 2003	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.	100	Director of Chartered Semiconductor Manufacturing Ltd. (since 1998), Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65)	Director	Since 1996	Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.	93	Director of Gannett Co., Inc. Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61)	Director	Since 1995	Management Consultant; Director of Investmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).	94	None

Robin B. Smith (65)	Director	Since 1996	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	99	Director of BellSouth Corporation (since 1992).

Name, Address** and Age	Position with the Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by the Director****
Stephen Stoneburn (61)	Director	Since 2003	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media Inc. Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).	97	None

Clay T. Whitehead (66)	Director	Since 1996	President (since 1983) of National Exchange Inc. (new business development firm).	98	Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors

Name, Address** and Age	Position with the Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by the Director****
Judy A. Rice (57)*	President and Director	Since 2003 Since 2000	President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of Prudential Investments LLC (PI); Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities Incorporated; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.	101	None

Name, Address** and Age	Position with the Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by the Director****
Robert F. Gunia (58)*	Vice President and Director	Since 1996	Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America; Director, Executive Vice President and
Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc.
			American Skandia Advisory Services, Inc., American Skandia Fund Services, Inc. President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.	175	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund Inc.

Information pertaining to the Officers of the Company who are not also Directors is set forth below.

Officers

Name, Address** and Age	Position with the Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years
William V. Healey (51)	Chief Legal Officer and Secretary	Since 2004	Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank) and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (46)	Assistant Secretary	Since 2004	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Lee D. Augsburger (45)	Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1998) of Prudential Insurance Company of America.

Maryanne Ryan (40)	Anti-Money Laundering Compliance Officer	Since 2003	Vice President Prudential (since November 1998); First Vice President of Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Grace C. Torres (45)	Treasurer and Principal Financial and Accounting Officer	Since 1998	Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities Incorporated.

*  "Interested" Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the investment adviser (Prudential Investment Management, Inc.) or the Distributor (Prudential Investment Management Services LLC).

**  Unless otherwise noted, the address of the Directors and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

***  There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual's length of service as a Director and/or Officer.

****  This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

†  The Fund Complex consists of all investment companies managed by PI. The funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., and Prudential's Gibraltar Fund.

The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, investment adviser and Distributor, decide upon matters of general policy. In addition to their functions set forth under "Investment Advisory and Other Services-Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund.

Directors and Officers of the Fund are also trustees and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributor (as defined below).

The Board has appointed a Chief Compliance Officer, Lee D. Augsburger, on behalf of the Fund. Mr. Augsburger oversees the implementation of policies and procedures for the Fund to ensure compliance with the applicable federal securities laws, and related rules. Mr. Augsburger serves in this capacity for all of the funds in the Fund Complex. In addition, Mr. Augsburger serves as chief compliance officer of the Manager.

Shareholder Communications with Directors

Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Small-Cap Core Equity Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that director at Dryden Small-Cap Core Equity Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

Standing Board Committees

The Board of Directors has established three standing committees in connection with governance of the Fund-Audit, Nominating and Governance and Valuation.

Audit Committee. The Audit Committee consists of Messrs. Carson (Chair), Stoneburn and Whitehead and Ms. Smith (ex-officio). The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee met six times during the fiscal year ended October 31, 2004.

Nominating and Governance Committee. The Nominating and Governance Committee of the Board of Directors is responsible for nominating Directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. LaBlanc, Mr. McCorkindale and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act.

The Nominating and Governance Committee met one time during the fiscal year ended October 31, 2004. The Nominating and Governance Committee Charter is available on the Fund's website at www.jennisondryden.com.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for Directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Dryden Small-Cap Core Equity Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•  the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•  a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

•  any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and

•  the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund's investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment compay.

Valuation Committee. The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Fund's portfolio securities and other assets and meets on an as needed basis. There are no appointed members of the Valuation Committee. If there is a need for a Valuation Committee decision to be made, the Manager will determine the composition of the Valuation Committee based on Board member and Company Officer availability. The Valuation Committee met one time during the fiscal year ended October 31, 2004. For more information about the Valuation Committee, see "Net Asset Value" below.

Compensation

Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors.

The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.

Independent Directors may defer receipt of their Directors' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Directors' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Director. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

The Fund has no retirement or pension plan for its Directors.

The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended October 31, 2004 to the Independent Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2004.

Compensation Table

Name and Position***	Aggregate Fiscal Year Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits Upon Retirement	Total 2004 Compensation From Company and Fund Complex Paid to Independent Directors
David E. A. Carson	$	None	None	$	*
Robert E. La Blanc	$	None	None	$	*
Douglas H. McCorkindale**	$	None	None	$	*
Richard A. Redeker	$	None	None	$	*
Robin B. Smith**	$	None	None	$	*
Stephen Stoneburn	$	None	None	$	*
Clay T. Whitehead	$	None	None	$	*

*  Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates. At December 31, 2004, the Fund Complex consisted of     funds and     portfolios.

**  Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2004, such compensation was deferred at the election of Directors, in total or in part, under the Funds' deferred fee agreement. Including accrued interest, on amounts deferred through December 31, 2004, total value of compensation for the calendar year amounted to approximately $           and $           for Mr. McCorkindale and Ms. Smith, respectively.

***  Interested Directors do not receive any compensation from the Fund Complex.

Directors who are interested and officers do not receive compensation from the Fund Complex and therefore are not shown in the Compensation Table.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director and, on an aggregate basis, in all registered investment companies overseen by the Director in the Fund Complex as of December 31, 2004.

Director Share Ownership Table

Independent Directors

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
David E. A. Carson	-	[$10,001-$50,000
Robert E. La Blanc	[$10,001-$50,000]	Over $100,000
Douglas H. McCorkindale	-	Over $100,000
Richard A. Redeker	-	Over $100,000
Robin B. Smith	-	Over $100,000
Stephen Stoneburn	-	Over $100,000
Clay T. Whitehead	-	Over $100,000]

Interested Directors

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Robert F. Gunia	-	[Over $100,000
Judy A. Rice	-	Over $100,000]

None of the Independent Directors, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund as of December 31, 2004.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.

As of January   , 2005, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

As of January   , 2005, beneficial owners, directly or indirectly, of more than 5% of any class of shares of the Fund were:

Name Address	Class	Number of Shares/ % of Class

As of January   , 2005, Wachovia Securities was the record holder for other beneficial owners of            Class A shares (approximately           % of such shares outstanding),            Class B shares (approximately           % of such shares outstanding),            Class C shares (approximately           % of such shares outstanding) and            Class Z shares (approximately           % of such shares outstanding) of the Fund. In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding, of proxy materials to beneficial owners for which it is the record holder.

INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Investment Adviser

The manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other open-end investment companies that, together with the Fund, comprise the JennisonDryden or Strategic Partners mutual funds. See "How the Fund is Managed-Manager" in the Prospectus of the Fund. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $       billion.

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc., Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribursing agent for the JennisonDryden or Strategic Partners mutual funds complex and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

Pursuant to the Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PI is obligated to keep certain books and records of the Fund.

PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

PI will review the performance of all investment advisers and make recommendations to the Board of Directors with respect to the retention of investment advisers and the renewal of contracts. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street and Trust Company, the Fund's custodian (the Custodian), and PMFS. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .60 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

(a) the salaries and expenses of all of its and the Fund's personnel, except the fees and expenses of Directors who are not affiliated persons of PI or the Fund's investment adviser;

(b) all expenses incurred by PI or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

(c) the costs and expenses payable to any investment adviser pursuant to the subadvisory agreement between PI and such investment adviser (the Subadvisory Agreement).

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated with the Manager or any investment adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, registering the Fund as a broker or dealer and paying filing fees under state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution and service fees.

The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days'

nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.

For the fiscal year ended October 31, 2004, 2003 and 2002, PI received management fees of $            , $464,515 and  $541,915, respectively.

As of July 1, 2004, PI has entered into a Subadvisory Agreement with Quantitative Management Associates LLC (QMA or the investment adviser), a wholly-owned subsidiary of Prudential Investment Management, Inc. (PIM). The Subadvisory Agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the investment adviser, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. The investment adviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises its performance of such services. Until January 1, 2000, PIM was reimbursed by PI for the reasonable costs and expenses incurred by PIM in furnishing those services. Effective January 1, 2000, PIM was paid by PI at an annual rate of .390 of 1% of the Fund's average daily net assets. For the fiscal year ended October 31, 2004, PI paid QMA and PIM $___ and $___, respectively. For the fiscal year ended October 31, 2003 and 2002, PI paid PIM $301,935 and  $352,245, respectively, for its investment advisory services to the Fund. Prior to July 1, 2004, PIM was the Fund's investment adviser.

The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or QMA upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. As discussed in the Prospectus, PI employs QMA under a "manager of managers" structure that allows PI to replace the investment adviser or amend the Subadvisory Agreement without seeking shareholder approval.

Matters Considered by the Board

The Management and Subadvisory Agreements were last approved by the Directors, including all of the Independent Directors, on May 25, 2004 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and investment adviser that addressed specific factors designed to inform the Board's consideration of these and other issues. In considering the Management and Subadvisory Agreements, the Board did not identify any single factor as all-important or controlling. Instead the Board took all factors into consideration.

With respect to the nature and quality of the services provided by the Manager and investment adviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and, the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds over the past one, three, five and ten years. The Board also considered the Manager's and investment adviser's stated intentions with respect to their investment management capabilities in the management of the Fund. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and investment adviser.

With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the investment adviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to the investment adviser, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also considered that the Fund's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the investment adviser. In concluding that the direct and indirect benefits accruing to the Manager, the investment adviser and their affiliates by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the investment adviser's profit or loss on the Fund for the recent period and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the investment adviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or investment advisory fees. The Board understood that neither the Manager nor the investment adviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of Management and Subadvisory Agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements.

Principal Underwriter, Distributor and Rule 12b-1 Plans

Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. See "How the Fund is Managed-Distributor" in the Prospectus.

Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares, respectively. The Distributor also incurs the expenses of distributing the Class Z shares under the Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund. PIMS is a subsidiary of Prudential Financial, Inc.

The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

Class A Plan. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ended October 31, 2004 and has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% for the fiscal year ending October 31, 2005.

For the fiscal year ended October 31, 2004, the Distributor received payments of $       under the Class A Plan and spent approximately $       in distributing the Fund's Class A shares. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2004, the Distributor also received approximately $       in initial sales charges in connection with the sale of Class A shares.

Class B and Class C Plans. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each applicable class. The Class B and Class C Plans provide that (1) .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and (2) .75 of 1% (not including the service fee) may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge). The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.

Class B Plan. For the fiscal year ended October 31, 2004, the Distributor received $       from the Fund under the Class B Plan and spent approximately $       in distributing the Fund's Class B shares. It is estimated that of the latter amount approximately    % ($      ) was spent on printing and mailing of prospectuses to other than current shareholders;    % ($       ) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses incurred for distribution of Fund shares; and    % ($      ) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (   % or $      ) and (2) an allocation of overhead and other branch office distribution-related expenses (   % or $      ). The term "overhead and other branch office

distribution-related expenses" represents (a) the expenses of operating Wachovia Securities' and Pruco Securities, LLC's (Pruco's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended October 31, 2004, the Distributor received approximately $       in contingent deferred sales charges attributable to Class B shares.

Class C Plan. For the fiscal year ended October 31, 2004, the Distributor received $       under the Class C Plan and spent approximately $       in distributing Class C shares. It is estimated that of the latter amount approximately    % ($      ) was spent on printing and mailing of prospectuses to other than current shareholders;    % ($      ) on compensation to brokers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses incurred for distribution of Fund shares; and    % ($           ) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (   % or $           ) and (2) an allocation on account of overhead and other branch office distribution-related expenses (   % or $           ).

The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. Until February 2, 2004, the Distributor received the proceeds of an initial sales charge on Class C shares. For the fiscal year ended October 31, 2004, the Distributor received approximately $      in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended October 31, 2004, the Distributor received approximately $        in initial sales charges attributable to Class C shares.

Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B, or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager or one of its affiliates, may make payments to dealers (including Wachovia Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of securities sold by such persons or otherwise.

Fee Waivers/Subsidies

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares for the fiscal year ending October 31, 2005, as described in the Fund's Prospectus. Fee waivers and subsidies increase the Fund's total return.

NASD Maximum Sales Charge Rule

Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

Other Service Providers

State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 10th Floor, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $9.50, a new account set-up fee of $2.00 for each manually established account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

KPMG LLP, 757 Third Avenue, New York, New York 10017, served as the Fund's independent registered public accounting firm through October 31, 2004, and in that capacity will audit the annual financial statements of the Fund through October 31, 2005. Other accountants previously served as the independent registered public accounting firm for the Fund. The decision to change the independent registered public accounting firm was approved by the Audit Committee of the Board and the full Board at meetings held on September 2, 2003.

Codes of Ethics

The Board of Directors of the Fund has adopted a Code of Ethics. In addition, the Manager, investment adviser and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

Proxy Voting

The Board has delegated to the Fund's investment manager, Prudential Investments LLC ("PI" or the "Manager") the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment adviser (Subadviser) or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any Committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to the Fund's Subadviser the responsibility for voting the Fund's proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager and the Board expect that Subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Securities and Exchange Commission. Information regarding how the Fund voted proxies relating to its securities during the most recent twelve-month period ending June 30, 2004 is available on the internet at www.irrc.com/prudential and on the Commission's website at www.sec.gov.

The full text of the proxy voting policies of the Fund's Subadviser is set forth in Appendix II of this SAI

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund has adopted a policy pursuant to which the Fund and its Manager, sub-advisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Fund, the Manager, and the sub-advisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares.

The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the investment adviser. Brokers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options.

Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with an affiliated broker acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund's order.

In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer databases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Independent Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, an affiliated broker dealer may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Each affiliated broker dealer must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by it from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with an affiliated broker dealer are also subject to such fiduciary standards as may be imposed upon them by applicable law.

Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The table below sets forth information concerning the payment of commissions by the Fund, including commissions paid to Wachovia Securities, for the fiscal years ended October 31, 2004, 2003 and 2002.

Item	Fiscal Year Ended October 31, 2004	Fiscal Year Ended October 31, 2003	Fiscal Year Ended October 31, 2002
Total brokerage commissions paid by the Fund		$56,580	$56,646
Total brokerage commissions paid to Wachovia Securities		$0	$0
Percentage of total brokerage commissions paid to Wachovia Securities		0%	0%

Of the total brokerage commissions paid during the fiscal year ended October 31, 2004, $       (   %) were paid to firms which provide research, statistical or other services to PI.

The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b1 of the 1940 Act) and their parents at October 31, 2004. As of October 31, 2004, the Fund held securities in the following:

Name	Equity or Debt	Amount

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's portfolio holdings are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, the Fund's portfolio holdings as of fiscal quarter end are reported to the SEC and posted to the Fund's website within 60 days after the end of the Fund's first and third fiscal quarters. In addition, the Fund may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted to the Fund's website within 15 days after the end of each month. These postings can be located at at www.jennisondryden.com, and are available for at least six months from the date of their posting.

When authorized by an officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute the Fund's shares, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. As of the date of this Statement of Additional Information, the Fund will provide:

1.  Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to the Fund's Sub-Adviser(s), Custodian, Sub-Custodian (if any) and Accounting Agents at the end of each day. When a Fund has more than one Sub-Adviser, each Sub-Adviser receives holdings information only with respect to the "sleeve" or segment of the Fund for which the Sub-Adviser has responsibility.

•  Full holdings to the Fund's independent accountant as of the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as of the end of the Fund's quarterly, semi and annual period-ends.

2.  Analytical Service Providers

•  The Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) at the Fund's fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day;

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information. Such arrangements will be reviewed by the Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions.

In connection with the ongoing arrangements to make available information about the Fund's portfolio holdings, the Fund may require the party receiving such information to maintain assets in the Fund or in other investment companies or accounts managed by the Fund's manager or by an affiliated person of the manager.

The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure.

There can be no assurance that the Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

The Fund is authorized to issue 2 billion shares of common stock, $.001 per share divided into four classes, designated Class A, Class B, Class C and Class Z shares, initially all of one series. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect net asset value, dividends and liquidation rights, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

Shares of the Fund, when issued against payment in full therefor, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund [no limits under MD law]. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the written request of shareholders entitled to cast at least a majority of all votes entitled to be cast at the meeting.

Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B or Class C shares or Class A shares in certain circumstances). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.

Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Dryden Small-Cap Core Equity Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).

If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m., New York time) on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m.

New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Dryden Small-Cap Core Equity Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchase by wire is $1,000.

Issuance of Fund Shares for Securities

Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to: (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

Specimen Price Make-up

Under the current distribution arrangements between the Fund and the Distributor, Class A* shares are sold with a maximum initial sales charge of 5.50% and Class B**, Class C** and Class Z shares are sold at NAV. Using the NAV of the Fund at October 31, 2004, the maximum offering price of the Fund's shares is as follows:

Class A
Net asset value and redemption price per Class A share
Maximum initial sales charge (5% of offering price)*
Maximum offering price
Class B
Net asset value, offering price and redemption price to public per Class B share*
Class C
Net asset value, offering price and redemption price per Class C share*
Class Z
Net asset value, offering price and redemption price per Class Z share

  *  Class A shares may, in certain circumstances, be subject to a CDSC on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Fund's prospectus.

**  Class B and Class C shares are subject to a contingent deferred sales charge (CDSC) on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Selecting a Purchase Alternative

The following is provided to assist you in determining which share class of the Fund best suits your individual circumstances and is based on the Fund's current fees and expenses:

If you intend to hold your investment in the Fund for less than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales of 5.50% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over Class B or Class C shares regardless of how long you intend to hold your investment, see "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus. However, unlike Class B, you would not have all of your money invested initially because the initial sales charge on Class A shares is deducted at the time of purchase.

Class B and Class C Shares

The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "Sale of Shares-Contingent Deferred Sales Charge" below.

The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

Class Z Shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

•  mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

•  mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

•  certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available investment option,

•  current and former Director/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund),

•  Prudential, with an investment of $10 million or more, and

•  qualified state tuition programs (529 plans).

In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

Rights of Accumulation. Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described in Prospectus under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other JennisonDryden or Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the JennisonDryden or Strategic Partners mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.

Sale of Shares

You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day at the close of regular trading on the NYSE, usually 4:00 p.m., New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

If you hold shares of the Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.

If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19176, to the Distributor, or to your broker. Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m., New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund-Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

Signature Guarantee. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Pruco, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Redemption in Kind. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

Involuntary Redemption. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30-day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge

Although not subject to an initial sales charge, investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC (the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential). Redemptions of Class B shares will be subject to a CDSC declining from 5% to 0% over a six-year period. Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A shares (in certain cases) or Class C shares, and six years, in the case of Class B shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchase or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

Year Since Purchase Payment Made	Contingent Deferred Sales Charge as a Percentage of Dollars Invested or Redemption Proceeds
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	1.0%
Sixth	1.0%
Seventh	None

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Waiver of Contingent Deferred Sales Charge-Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

For distributions from an IRA or 403(b) Custodial Account, the shareholder must submit a copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 701/2. The distribution form must be signed by the shareholder.

Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in JennisonDryden or Strategic Partners mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

Systematic Withdrawal Plan.  The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver	Required Documentation
Death	A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability-An individual will be considered disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.	A copy of the Social Security Administration award letter or a letter from a physician on the physician's letterhead stating that the shareholder (or, in the case of a trust, the grantor (a copy of the trust agreement identifying the grantor will be required as well)) is permanently disabled. The letter must also indicate the date of disability.

Distribution from an IRA or 403(b) Custodial Account	A copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 701/2 and is taking a normal distribution-signed by the shareholder.

Distribution from Retirement Plan	A letter signed by the plan administrator/director indicating the reason for the distribution.

Excess Contributions	A letter from the shareholder (for an IRA) or the plan administrator/director on company letterhead indicating the amount of the excess and whether or not taxes have been paid.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Waiver of Contingent Deferred Sales Charge-Class C Shares

Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Conversion Feature-Class B Shares

Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased to the extent the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

SHAREHOLDER INVESTMENT ACCOUNT

Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions

For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

Exchange Privilege

The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of JennisonDryden or Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

It is contemplated that the exchange privilege may be applicable to new JennisonDryden or Strategic Partners mutual funds, whose shares may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in noncertificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.

If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

You may also exchange shares by mail by writing to PMFS, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19176.

In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to PMFS, at the address noted above.

Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.

The following money market funds participate in the Class A exchange privilege:

Dryden Government Securities Trust
  (Money Market Series)

MoneyMart Assets, Inc. (Class A shares)

Dryden Tax-Free Money Fund, Inc.

Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other JennisonDryden or Strategic Partners mutual funds and shares of Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

Class Z. Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (without the initial sales charge) and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares that are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares of any JennisonDryden or Strategic Partners mutual fund at NAV (without the initial sales charge) will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise.

Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Wachovia Securities 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

The Prudential Securities Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those JennisonDryden or Strategic Partners mutual funds which permit investment by the Prudential Securities Cash Balance Pension Plan.

Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $24,278 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university.1

The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

Period of Monthly Investments:	$100,000	$150,000	$200,000	$250,000
25 Years	$105	$158	$210	$263
20 Years	170	255	340	424
15 Years	289	433	578	722
10 Years	547	820	1,093	1,366
5 Years	1,361	2,041	2,721	3,402

1Source: The College Board, Trends in College Pricing 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.

2The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP)

Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Command Asset Program ("CAP")) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan

A Systematic Withdrawal Plan is available to shareholders through the Transfer Agent, the Distributor or your broker. The Systemic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

The Transfer Agent, the Distributor or your broker, acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A shares and (2) the redemption of Class A (in certain instances), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7)of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details is available from the Distributor or the Transfer Agent.

Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

Individual Retirement Accounts. An IRA permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 35% federal income tax rate and shows how much more retirement income can accumulate within an IRA as opposed to a taxable investment account or a taxable individual savings account.

Tax-Deferred Compounding1

Years of Deferment	IRA	Taxable Account (15%)	Personal Savings (35%)
10 years	$31,291	$29,235	$26,212
15 years	58,649	52,856	46,091
20 years	98,846	85,678	71,060
25 years	157,909	131,283	103,232
30 years	244,692	194,651	144,685

1The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account. The chart assumes that all of the earnings in the taxable investment account are eligible for the current lower tax rate applicable to capital gains and qualified dividend income and that this lower rate (currently set to expire after 2008) is made permanent.

Mutual Fund Programs

From time to time, the Fund may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

NET ASSET VALUE

The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m., New York time. The Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Under the 1940 Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sales price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included on the Nasdaq market are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq market securities for which there were no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) that are actively traded in the over-the-counter market, including listed securities and securities eligible for resale pursuant to Rule 144A under the Securities Act for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise a principal market maker or a primary market dealer). U.S. government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or primary dealer. Convertible debt securities that are actively traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or at the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise a principal market maker or a primary market dealer). Options on stock and stock indexes that are listed on an exchange and futures contracts and options on futures contracts traded on an exchange or board of trade are valued at the last sale price on such exchange or board of trade or, if there was no sale on the applicable exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade (or at the last bid price in the absence of an asked price). Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the investment adviser or the Manager (or Valuation Committee or Board), does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board of Directors in consultation with the investment adviser or the Manager, including, as applicable, their portfolio managers, traders, research and credit analysts and legal and compliance personnel, on the basis of some or all of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the investment adviser or the Manager regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, the investment adviser, Board of Directors or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the investment adviser or Manager believes were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of one or more of the Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the Manager or the investment adviser, does not represent fair value. Debt securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market dealer).

Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of

Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

TAXES, DIVIDENDS AND DISTRIBUTIONS

The following is a summary of certain tax considerations generally affecting the Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Qualification as a Regulated Investment Company

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking to into account any capital loss carryforward of the Fund. The Fund had a capital loss carryforward for federal income tax purposes at October 31, 2004, of approximately $          , of which $       expires in      and $           expires in     .

In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

If for any year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if the Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments

The Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. The Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements. The Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, the Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

The Fund invests in equity securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. Alternatively, the Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by the Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

Fund Distributions

The Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by the Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in the Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares in the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of the Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Backup Withholding

The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

State and Local Tax Matters

Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

PERFORMANCE INFORMATION

Average Annual Total Return. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

Average annual total return is computed according to the following formula:

Where:  P  =  a hypothetical initial payment of $1,000.

T  =  average annual total return.

n  =  number of years.

ERV  =  ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof).

Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.

Average Annual Total Return (After Taxes on Distributions and Redemption)

Average annual total return (after taxes on distributions and after taxes on distributions and redemption) is computed according to the following formula:

Where:  P  =  a hypothetical initial payment of $1,000.

T  =  average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).

n  =  number of years.

ATVD or DR

ATVD  =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

ATVDR  =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption.

Average annual total return (after taxes on distributions and after taxes on distributions and redemption) takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

Where:  P  =  a hypothetical initial payment of $1,000.

ERV  =  ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof).

Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

FINANCIAL STATEMENTS

The Fund's financial statements for the fiscal year ended October 31, 2004, incorporated in this SAI by reference to the Fund's 2004 annual report to shareholders (File No. 811-08167), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling (800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

APPENDIX I-GENERAL INVESTMENT INFORMATION

The following terms are used in mutual fund investing.

Asset Allocation

Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

Market timing-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

I-1

APPENDIX II

Description of Proxy Voting Policies and Recordkeeping Procedures

It is our policy to vote proxies on client securities in the best interest of our clients and consistently with portfolio investment guidelines. In the case of pooled accounts, it is our policy to vote proxies on securities in such account in the best interest of the pooled account. In the event of any actual or apparent material conflict between our clients' interest and our own, our policy is to act solely in our clients' interest. To this end, a proxy voting committee, described in the enclosed copy, has established procedures to address proxy voting situations that could involve potential material conflicts.

QMA Proxy Voting Policy

PRUDENTIAL INVESTMENT MANAGEMENT: Quantitative Management Associates LLC

Statement of Policy and Procedures
for Voting Proxies on Behalf
of Client Discretionary Accounts

April 1, 2004

PRUDENTIAL INVESTMENT MANAGEMENT: Quantitative Management Associates LLC

Statement of Policy and Procedures for Voting Proxies
on Behalf of Client Discretionary Accounts

TABLE OF CONTENTS

Page
Introduction	II-3

Proxy Policy	II-4

Proxy Voting Procedures	II-5

Appendix: Description of Proxy Voting Details

Statement of Policy for Voting Proxies
on Behalf of Client Discretionary Accounts

INTRODUCTION

This statement sets forth Quantitative Management Associates LLC's (QMA) policy for the voting of proxies on securities held in client portfolios for which QMA provides discretionary investment management services. This policy will be updated and redistributed as needed to address changes in proxy voting issues.

QMA attempts to actively monitor developments in the proxy voting arena. This statement is based on a historical analysis of proxy issues and a continuing review of new proposals and legislative changes.

PROXY POLICY

For U.S. proxies, QMA generally will vote with Management on routine matters. For other issues, where a policy is not in place they are voted on a case by case basis (for example-approving the sale of assets).

For foreign securities, QMA generally will vote with management on foreign proxy issues.

A more detailed discussion of QMA's proxy voting procedure is available in Appendix I.

PROXY VOTING PROCEDURES

For U.S. securities

Proxy solicitations are initially sent by the issuer of the securities to the trustee or custodian bank or to their designated proxy facilitator. QMA's third party proxy voting facilitator is Investor Responsibility Research Center.

The proxy is reviewed and voted in accordance with the policy described in the Appendix. In situations where we do not have a policy in place, QMA reviews the proxy and the issue is voted on a case by case basis.

On occasion, QMA may be in contact with other major shareholders who have an interest in the outcome of a vote. On occasion, QMA may discuss our votes with company management.

QMA receives reports on all proxies received and votes entered. Clients may request to see the records for their portfolios at any time.

For Foreign Securities

Proxies for foreign securities are voted by the Custodian Bank on a Best Efforts basis. In those countries that sequester (block) shares prior to a meeting, we will refrain from voting.

Proxy Voting Committee

A Proxy Voting Committee has been established to set broad policy in this area, to respond to changes in corporate governance, to review the overall exercise of QMA proxy voting authority, and to assist in the determination of QMA's vote on specific issues. The committee will meet as needed and a quorum shall be 3 members. Positions will be accepted by a majority vote of members or their designees.

As of April 1, 2004 the members of the internal committee include the following senior managers involved in equity management: James Scott, Chairperson; Margaret Stumpp, Deputy Chairperson; Wai Chiang; John Leib; Ted Lockwood and John Moschberger.

Re-Approved as of April 1, 2004

James Scott
Quantitative Management Associates LLC

PROXY VOTING GUIDELINES FOR U.S. COMPANIES – 2004

PRUDENTIAL INVESTMENTS

n  Default: Abstain on All Social Issue Shareholder Proposals including Misc. (3900 series)

n  Bundled: Vote AGAINST when an AGAINST vote is triggered.

n  Global: Vote with management. Do not vote in shareblocked markets.

Elect Directors (1000)

1000-1	Always Vote FOR all uncontested director nominees.	☒

1000-2	WITHHOLD votes from ALL nominees if the board lacks an audit, compensation, or nominating committee.	☐

1000-3	WITHHOLD votes from ALL nominees IF the board will consist of more than XX directors after the election.	☐

1000-4	WITHHOLD votes from ALL nominees IF the board will consist of fewer than XX directors after the election.	☐

1000-5	WITHHOLD votes from ALL nominees IF the company has adopted a classified board structure for the election of directors.	☐

1000-6	WITHHOLD votes from ALL nominees IF the company does not have an independent chair or lead director.	☐

1000-7	WITHHOLD votes from ALL nominees IF the board does not include at least one woman director.	☐

1000-8	WITHHOLD votes from ALL nominees IF the board does not include at least one minority director.	☐

1000-9	WITHHOLD votes from ALL nominees IF the board did not act to implement a policy requested by a shareholder proposal that received majority voting support in the prior two years.	☐

1000-10	WITHHOLD votes from ALL nominees if the board adopted or renewed a poison pill without shareholder approval during the current or prior year.	☐

1000-11	WITHHOLD votes from ANY non-independent nominee (excluding the CEO) IF XX% or more of the directors are not independent.	☐

1000-12	WITHHOLD votes from ANY employee nominee who serves on the audit, compensation, or nominating committee.	☐

1000-13	WITHHOLD votes from ANY non-independent nominee who serves on the audit committee IF XX% or more of directors serving on the audit committee are not independent.	☐

1000-14	WITHHOLD votes from ANY non-independent nominee who serves on the compensation committee IF XX% or more of directors serving on the compensation committee are not independent.	☐

1000-15	WITHHOLD votes from ANY non-independent nominee who serves on the nominating committee IF XX% or more of directors serving on the nominating committee are not independent.	☐

1000-16	WITHHOLD votes from ANY nominee who serves on the audit committee IF the fees paid by the company for non-audit services in the prior fiscal year exceed XX% of the aggregate fees
	paid to the company's outside auditor.	☐

1000-17	WITHHOLD votes from ANY nominee who is retired from active employment and serves on boards at more than XX other major companies.	☐

1000-18	WITHHOLD votes from ANY nominee who is employed full-time and serves on boards at more than XX other major companies.	☐

1000-19	WITHHOLD votes from ANY nominee who attended less than 75% of the board and committee meetings that they were scheduled to attend during the previous fiscal year.	☐

1000-20	WITHHOLD votes from ANY nominee who has served on the board for more than XX years.	☐

1000-21	WITHHOLD votes from ANY nominee who owns no company stock and has served on the board for more than XX years.	☐

1000-22	WITHHOLD votes from ANY nominee who is more than XX years old.	☐

1000-23	WITHHOLD votes from ANY shareholder-nominated nominee.	☐

1000-24	WITHHOLD votes from ANY nominee who is the target of a "vote no" campaign.	☐

1000-25	WITHHOLD votes from ANY nominee if the company does not ask for shareholder approval to ratify its auditors.	☐

Contested Election of Directors (1001)  CASE-BY-CASE

1001-1	Always vote FOR all management nominees.	☐

1001-2	Always vote AGAINST all management nominees.	☐

Ratify Selection of Auditors (1010)

1010-1	Always vote FOR a management proposal to ratify the board's selection of auditors.	☐

1010-2	Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.	☒

1010-3	Vote AGAINST IF the non-audit services exceed XX% of fees.	☐

1010-4	Vote AGAINST IF the auditors have served more than 15 consecutive years.	☒

Approve Name Change (1020)

1020-1	Always vote FOR a management proposal to change the company name.	☒

1020-2	Always vote AGAINST a management proposal to change the company name.	☐

Approve Other Business (1030)  ABSTAIN

1030-1	Always vote FOR a management proposal to approve other business.	☐

1030-2	Always vote AGAINST a management proposal to approve other business.	☐

Adjourn Meeting (1035)

1035-1	Always vote FOR a management proposal to adjourn the meeting.	☐

1035-2	Always vote AGAINST a management proposal to adjourn the meeting.	☒

Approve Technical Amendments (1040)

1040-1	Always vote FOR a management proposal to make technical amendments to the charter and/or bylaws.	☒

1040-2	Always vote AGAINST a management proposal to make technical amendments to the charter and/or bylaws.	☐

Approve Financial Statements (1050)

1050-1	Always vote FOR a management proposal to approve financial statements.	☒

1050-2	Always vote AGAINST a management proposal to approve financial statements.	☐

Increase Authorized Common Stock (1100)

1100-1	Always vote FOR a management proposal to increase authorized common stock.	☐

1100-2	Always vote AGAINST a management proposal to increase authorized common stock.	☐

1100-3	Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, recapitalization or other reorganization.	☐

1100-4	Vote AGAINST IF the dilution represents more than 200% of current authorized shares.	☒

Decrease Authorized Common Stock (1101)

1101-1	Always vote FOR a management proposal to decrease authorized common stock.	☒

1101-2	Always vote AGAINST a management proposal to decrease authorized common stock.	☐

Amend Authorized Common Stock (1102)

1102-1	Always vote FOR a management proposal to amend authorized common stock.	☒

1102-2	Always vote AGAINST a management proposal to amend authorized common stock.	☐

Approve Common Stock Issuance (1103)

1103-1	Always vote FOR a management proposal to approve the issuance of authorized common stock.	☐

1103-2	Always vote AGAINST a management proposal to approve the issuance of authorized common stock.	☐

1103-3	Vote AGAINST IF the dilution represents more than 200% of current outstanding voting power before the stock issuance.	☒

1103-4	Vote AGAINST IF the stock would be issued at a discount to the fair market value.	☐

1103-5	Vote AGAINST IF the issued common stock has superior voting rights.	☐

Approve Issuance or Exercise of Stock Warrants (1104)

1104-1	Always vote FOR a management proposal to approve the issuance or exercise of stock warrants.	☒

1104-2	Always vote AGAINST a management proposal to approve the issuance or exercise of stock warrants.	☐

1104-3	Vote AGAINST IF the warrants, when exercised, would exceed XX% of the outstanding voting power.	☐

Authorize Preferred Stock (1110)

1110-1	Always vote FOR a management proposal to authorize preferred stock.	☐

1110-2	Always vote AGAINST a management proposal to authorize preferred stock.	☐

1110-3	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.	☒

Increase Authorized Preferred Stock (1111)

1111-1	Always vote FOR a management proposal to increase authorized preferred stock.	☐

1111-2	Always vote AGAINST a management proposal to increase authorized preferred stock.	☐

1111-3	Vote AGAINST IF the proposed increase creates potential dilution of more than 400%.	☒

1111-4	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.	☒

Decrease Authorized Preferred Stock (1112)

1112-1	Always vote FOR a management proposal to decrease authorized preferred stock.	☒

1112-2	Always vote AGAINST a management proposal to decrease authorized preferred stock.	☐

Cancel Series of Preferred Stock (1113)

1113-1	Always vote FOR a management proposal to cancel a class or series of preferred stock.	☒

1113-2	Always vote AGAINST a management proposal to cancel a class or series of preferred stock.	☐

Amend Authorized Preferred Stock (1114)

1114-1	Always vote FOR a management proposal to amend preferred stock.	☒

1114-2	Always vote AGAINST a management proposal to amend preferred stock.	☐

Approve Issuance or Conversion of Preferred Stock (1115)

1115-1	Always vote FOR a management proposal to issue or convert preferred stock.	☐

1115-2	Always vote AGAINST a management proposal to issue or convert preferred stock.	☐

1115-3	Vote AGAINST IF the dilution represents more than 400% of the total voting power.	☒

1115-4	Vote AGAINST IF the shares have voting rights superior to those of other shareholders.	☐

Eliminate Preemptive Rights (1120)

1120-1	Always vote FOR a management proposal to eliminate preemptive rights.	☐

1120-2	Always vote AGAINST a management proposal to eliminate preemptive rights.	☐

Restore Preemptive Rights (1121)

1121-1	Always vote FOR a management proposal to create or restore preemptive rights.	☐

1121-2	Always vote AGAINST a management proposal to create or restore preemptive rights.	☐

Authorize Dual Class Stock (1130)

1130-1	Always vote FOR a management proposal to authorize dual or multiple classes of common stock.	☐

1130-2	Always vote AGAINST a management proposal to authorize dual or multiple classes of common stock.	☐

1130-3	Vote AGAINST IF the shares have inferior or superior voting rights.	☒

Eliminate Dual Class Stock (1131)

1131-1	Always vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.	☒

1131-2	Always vote AGAINST a management proposal to eliminate authorized dual or multiple classes of common stock.	☐

Amend Dual Class Stock (1132)

1132-1	Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.	☒

1132-2	Always vote AGAINST a management proposal to amend authorized dual or multiple classes of common stock.	☐

Increase Authorized Dual Class Stock (1133)

1133-1	Always vote FOR a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.	☐

1133-2	Always vote AGAINST a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.	☐

1133-3	Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.	☒

1133-4	Vote AGAINST IF the dilution is more than 400% of the outstanding voting power.	☒

1133-5	Vote AGAINST IF the dilution is more than 400% of the class of stock.	☒

Approve Share Repurchase (1140)

1140-1	Always vote FOR a management proposal to approve a stock repurchase program.	☒

1140-2	Always vote AGAINST a management proposal to approve a stock repurchase program.	☐

Approve Stock Split (1150)

1150-1	Always vote FOR a management proposal to approve a stock split.	☒

1150-2	Always vote AGAINST a management proposal to approve a stock split.	☐

Approve Reverse Stock Split (1151)

1151-1	Always vote FOR a management proposal to approve reverse a stock split.	☒

1151-2	Always vote AGAINST a management proposal to approve reverse a stock split.	☐

1151-3	Vote AGAINST IF the company does not intend to proportionally reduce the number of

	authorized shares.	☐

Approve Merger/Acquisition (1200)

1200-1	Always vote FOR a management proposal to merge with or acquire another company.	☐

1200-2	Always vote AGAINST a management proposal to merge with or acquire another company.	☐

1200-3	Vote AGAINST IF the combined entity would be controlled by a person or group.	☐

1200-4	Vote AGAINST IF the change-in-control provision would be triggered.	☐

1200-5	Vote AGAINST IF the current shareholders would be minority owners of the combined company.	☐

1200-6	Vote AGAINST IF the combined entity would reincorporate or change its governance structure.	☐

1200-7	Vote AGAINST IF the company's board did not obtain a fairness opinion from an investment bank.	☒

1200-8	Vote AGAINST IF the proposal would move the target company's location outside of the U.S.	☐

Approve Recapitalization (1209)

1209-1	Always vote FOR a management proposal to approve recapitalization.	☒

1209-2	Always vote AGAINST a management proposal to approve recapitalization.	☐

Approve Restructuring (1210)

1210-1	Always vote FOR a management proposal to restructure the company.	☒

1210-2	Always vote AGAINST a management proposal to restructure the company.	☐

Approve Bankruptcy Restructuring (1211)

1211-1	Always vote FOR a management proposal on bankruptcy restructurings.	☒

1211-2	Always vote AGAINST a management proposal on bankruptcy restructurings.	☐

Approve Liquidation (1212)

1212-1	Always vote FOR a management proposal to approve liquidation.	☒

1212-2	Always vote AGAINST a management proposal to approve liquidation.	☐

Approve Reincorporation (1220)

1220-1	Always vote FOR a management proposal to reincorporate in a different state.	☐

1220-2	Always vote AGAINST a management proposal to reincorporate in a different state.	☐

1220-3	Vote AGAINST IF the proposal would reduce shareholder rights.	☐

1220-4	Vote AGAINST IF the proposal would move the target company's location outside of the U.S.	☐

Approve Leveraged Buyout (1230)

1230-1	Always vote FOR a management proposal to approve a leveraged buyout of the company.	☒

1230-2	Always vote AGAINST a management proposal to approve a leveraged buyout of the company.	☐

1230-3	Vote AGAINST IF the company's board did not obtain a fairness opinion from an investment bank.	☐

Approve Spin-Off (1240)

1240-1	Always vote FOR a management proposal to spin-off certain company operations or divisions.	☒

1240-2	Always vote AGAINST a management proposal to spin-off certain company operations or divisions.	☐

Approve Sale of Assets (1250)  CASE-BY-CASE

1250-1	Always vote FOR a management proposal to approve the sale of assets.	☐

1250-2	Always vote AGAINST a management proposal to approve the sale of assets.	☐

Eliminate Cumulative Voting (1300)

1300-1	Always vote FOR a management proposal to eliminate cumulative voting.	☐

1300-2	Always vote AGAINST a management proposal to eliminate cumulative voting.	☒

Adopt Cumulative Voting (1301)

1301-1	Always vote FOR a management proposal to adopt cumulative voting.	☒

1301-2	Always vote AGAINST a management proposal to adopt cumulative voting.	☐

Adopt Director Liability Provision (1310)

1310-1	Always vote FOR a management proposal to limit the liability of directors.	☒

1310-2	Always vote AGAINST a management proposal to limit the liability of directors.	☐

Amend Director Liability Provision (1311)

1311-1	Always vote FOR a management proposal to amend director liability provisions.	☒

1311-2	Always vote AGAINST a management proposal to amend director liability provisions.	☐

Adopt Indemnification Provision (1320)

1320-1	Always vote FOR a management proposal to indemnify directors and officers.	☒

1320-2	Always vote AGAINST a management proposal to indemnify directors and officers.	☐

Amend Indemnification Provision (1321)

1321-1	Always vote FOR a management proposal to amend provisions concerning the indemnification of directors and officers.	☒

1321-2	Always vote AGAINST a management proposal to amend provisions concerning the indemnification of directors and officers.	☐

Approve Board Size (1332)

1332-1	Always vote FOR a management proposal to set the board size.	☐

1332-2	Always vote AGAINST a management proposal to set the board size.	☐

1332-3	Vote AGAINST IF the proposal reduces the board size and the company has cumulative voting.	☐

1332-4	Vote AGAINST IF the proposed maximum board size is greater than XX directors.	☐

1332-5	Vote AGAINST IF the proposed minimum board size is less than 4 directors.	☒

1332-6	Vote AGAINST IF the board will consist of more than XX directors.	☐

1332-7	Vote AGAINST IF the board will consist of fewer than XX directors.	☐

No Shareholder Approval to Fill Vacancy (1340)

1340-1	Always vote FOR a management proposal to allow the directors to fill vacancies on the board without shareholder approval.	☐

1340-2	Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.	☒

Give Board Authority to Set Board Size (1341)

1341-1	Always vote FOR a management proposal to give the board the authority to set the size of the

	board as needed without shareholder approval.	☐

1341-2	Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.	☒

Removal of Directors (1342)

1342-1	Always vote FOR a management proposal regarding the removal of directors.	☐

1342-2	Always vote AGAINST a management proposal regarding the removal of directors.	☐

1342-3	Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.	☒

1342-4	Vote AGAINST IF the proposal would allow for the removal of directors without cause.	☐

Approve Non-Technical Charter Amendments (1350)

1350-1	Always vote FOR a management proposal to approve non-technical amendments to the company's certificate of incorporation.	☐

1350-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company's certificate of incorporation.	☐

1350-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders' rights.	☒

Approve Non-Technical Bylaw Amendments (1351)

1351-1	Always vote FOR a management proposal to approve non-technical amendments to the company's bylaws.	☐

1351-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company's bylaws.	☐

1351-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders' rights.	☒

Approve Classified Board (1400)

1400-1	Always vote FOR a management proposal to adopt a classified board.	☐

1400-2	Always vote AGAINST a management proposal to adopt a classified board.	☒

1400-3	Vote AGAINST IF the company has cumulative voting.	☐

1400-4	Vote AGAINST IF the company has adopted a shareholder rights plan (poison pill).	☐

Amend Classified Board (1401)

1401-1	Always vote FOR a management proposal to amend a classified board.	☐

1401-2	Always vote AGAINST a management proposal to amend a classified board.	☐

Repeal Classified Board (1402)

1402-1	Always vote FOR a management proposal to repeal a classified board.	☒

1402-2	Always vote AGAINST a management proposal to repeal a classified board.	☐

Adopt Poison Pill (1410)

1410-1	Always vote FOR a management proposal to ratify or adopt a shareholder rights plan (poison pill).	☐

1410-2	Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).	☒

1410-3	Vote AGAINST IF the poison pill contains a "dead-hand" provision.	☐

1410-4	Vote AGAINST IF the company has a classified board.	☐

1410-5	Vote AGAINST IF the poison pill does not have a "sunset" provision.	☐

1410-6	Vote AGAINST IF the poison pill does not have a TIDE provision. (Three-Year Independent Director Evaluation.)	☐

1410-7	Vote AGAINST IF the poison pill trigger is less than XX%.	☐

Redeem Poison Pill (1411)

1411-1	Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).	☒

1411-2	Always vote AGAINST a management proposal to redeem a shareholder rights plan (poison pill).	☐

Eliminate Special Meeting (1420)

1420-1	Always vote FOR a management proposal to eliminate shareholders' right to call a special meeting.	☐

1420-2	Always vote AGAINST a management proposal to eliminate shareholders' right to call a special meeting.	☒

Limit Special Meeting (1421)

1421-1	Always vote FOR a management proposal to limit shareholders' right to call a special meeting.	☐

1421-2	Always vote AGAINST a management proposal to limit shareholders' right to call a special meeting.	☒

1421-3	Vote AGAINST IF the limitation requires more than XX% of the outstanding shares to call a

	special meeting.	☐

Restore Special Meeting (1422)

1422-1	Always vote FOR a management proposal to restore shareholders' right to call a special meeting.	☒

1422-2	Always vote AGAINST a management proposal to restore shareholders' right to call a

	special meeting.	☐

Eliminate Written Consent (1430)

1430-1	Always vote FOR a management proposal to eliminate shareholders' right to act by written

	consent.	☐

1430-2	Always vote AGAINST a management proposal to eliminate shareholders' right to act by written

	consent.	☒

Limit Written Consent (1431)

1431-1	Always vote FOR a management proposal to limit shareholders' right to act by written consent.	☐

1431-2	Always vote AGAINST a management proposal to limit shareholders' right to act by written consent.	☐

1431-3	Vote AGAINST IF the limitation requires written consent of more than 50% of the outstanding shares.	☒

Restore Written Consent (1432)

1432-1	Always vote FOR a management proposal to restore shareholders' right to act by written consent.	☒

1432-2	Always vote AGAINST a management proposal to restore shareholders' right to act by written

	consent.	☐

Adopt Supermajority Requirement (1440)

1440-1	Always vote FOR a management proposal to establish a supermajority vote provision to approve merger or other business combination.	☐

1440-2	Always vote AGAINST a management proposal to establish a supermajority vote provision to approve merger or other business combination.	☐

1440-3	Vote AGAINST IF the required vote is more than 66% of the outstanding shares.	☒

Amend Supermajority Requirement (1443)

1443-1	Always vote FOR a management proposal to amend a supermajority vote provision to approve merger or other business combination.	☐

1443-2	Always vote AGAINST a management proposal to amend a supermajority vote provision to approve a merger or other business combination.	☐

1443-3	Vote AGAINST IF the amendment would increase the vote required to approve the transaction.	☐

1443-4	Vote AGAINST IF the amendment increases the vote requirement to more than 66% of the outstanding shares.	☒

Eliminate Supermajority Requirement (1444)

1444-1	Always vote FOR a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.	☒

1444-2	Always vote AGAINST a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.	☐

Adopt Supermajority Lock-In (1445)

1445-1	Always vote FOR a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	☐

1445-2	Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	☐

1445-3	Vote AGAINST IF the vote requirement is more than 66% of the outstanding shares.	☒

1445-4	Vote AGAINST IF the proposal would result in establishing a complete Lock-In on all of the charter and bylaw provisions.	☐

Amend Supermajority Lock-In (1446)

1446-1	Always vote FOR a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	☐

1446-2	Always vote AGAINST a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	☐

1446-3	Vote AGAINST IF the changes would increase the vote requirement above 66% of the outstanding shares.	☒

1446-4	Vote AGAINST IF the changes would result in a complete Lock-In on all of the charter and by law provisions.	☐

Eliminate Supermajority Lock-In (1447)

1447-1	Always vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	☒

1447-2	Always vote AGAINST a management proposal to eliminate supermajority vote requirements

	(lock-ins) to change certain bylaw or charter provisions.	☐

Consider Non-Financial Effects of Merger (1450)

1450-1	Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.	☐

1450-2	Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.	☒

Adopt Fair Price Provision (1460)

1460-1	Always vote FOR a management proposal that establishes a fair price provision.	☒

1460-2	Always vote AGAINST a management proposal that establishes a fair price provision.	☐

Amend Fair Price Provision (1461)

1461-1	Always vote FOR a management proposal to amend a fair price provision.	☒

1461-2	Always vote AGAINST a management proposal to amend a fair price provision.	☐

Repeal Fair Price Provision (1462)

1462-1	Always vote FOR a management proposal to repeal a fair price provision.	☐

1462-2	Always vote AGAINST a management proposal to repeal a fair price provision.	☒

Adopt Anti-Greenmail Provision (1470)

1470-1	Always vote FOR a management proposal to limit the payment of greenmail.	☒

1470-2	Always vote AGAINST a management proposal to limit the payment of greenmail.	☐

Adopt Advance Notice Requirement (1480)

1480-1	Always vote FOR a management proposal to adopt advance notice requirements.	☐

1480-2	Always vote AGAINST a management proposal to adopt advance notice requirements.	☒

1480-3	Vote AGAINST IF the provision requires advance notice for director nominations.	☐

1480-4	Vote AGAINST IF the provision requires advance notice of more than XX days.	☐

Opt Out of State Takeover Law (1490)

1490-1	Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.	☐

1490-2	Always vote AGAINST a management proposal seeking to opt out of a state takeover statutory

	provision.	☐

Opt Into State Takeover Law (1491)

1491-1	Always vote FOR a management proposal seeking to opt into a state takeover statutory provision.	☐

1491-2	Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.	☐

Adopt Stock Incentive Plan (1500)

1500-1	Always vote FOR a management proposal to adopt a stock incentive plan for employees.	☐

1500-2	Always vote AGAINST a management proposal to adopt a stock incentive plan for employees.	☐

1500-3	Vote AGAINST IF the dilution represented by the proposal, as calculated by IRRC, is more than 10%.	☒

1500-4	Vote AGAINST IF potential dilution from all company plans, including this proposal, as

	calculated by IRRC, is more than 20%.	☒

1500-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	☒

1500-6	Vote AGAINST IF the compensation committee is not fully independent.	☐

1500-7	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	☒

1500-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 90% of the fair market value on the grant date.	☒

1500-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan)-that is, it adds

	a specified number or percentage of outstanding shares for awards each year.	☒

1500-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of

	shares that can be granted as award other than options.	☐

1500-11	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in

	less than XX years.	☐

1500-12	Vote AGAINST IF the company's equity dilution (overhang), including this proposal, exceeds the

	75th percentile of its peer group.	☐

1500-13	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon

	shareholder approval of a merger or similar business transaction.	☐

1500-14	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise

	awards.	☐

1500-15	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting

	requirements of outstanding awards.	☐

1500-16	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	☐

1500-17	Vote AGAINST IF the company authorized the repricing or replacement of underwater options

	without shareholder approval within the past three years.	☐

1500-18	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed XX%

	of total options granted in that year.	☐

1500-19	Vote AGAINST IF the company's three-year average annual grant rate exceeds the 75th percentile

	of its peer group.	☐

1500-20	Vote AGAINST IF the company does not expense stock options.	☐

1500-21	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting

	options in the past fiscal year, or does not express an intention to do so.	☐

1500-22	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.	☐

Amend Stock Incentive Plan (1501)

1501-1	Always vote FOR a management proposal to amend a stock incentive plan for employees.	☐

1501-2	Always vote AGAINST a management proposal to amend a stock incentive plan for employees.	☐

1501-3	Vote AGAINST IF the amendment allows options to be priced at less than 90% fair market value on the grant date.	☒

1501-4	Vote AGAINST IF the amendment allows the plan administrator to reprice or replace underwater options.	☒

1501-5	Vote AGAINST IF the amendment extends post-retirement exercise period of outstanding options.	☐

1501-6	Vote AGAINST IF the amendment enhances existing change-in-control features or adds change-in-control provisions to the plan.	☐

1501-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.	☐

1501-8	Vote AGAINST IF the amendment increases the per employee limit for awards.	☐

1501-9	Vote AGAINST IF the amendment allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	☐

1501-10	Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than XX%.	☐

Add Shares to Stock Incentive Plan (1502)

1502-1	Always vote FOR a management proposal to add shares to a stock incentive plan for employees.	☐

1502-2	Always vote AGAINST a management proposal to add shares to a stock incentive plan for employees.	☐

1502-3	Vote AGAINST IF the dilution represented by the proposal, as calculated by IRRC, is more than 10%.	☒

1502-4	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than 20%.	☒

1502-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	☒

1502-6	Vote AGAINST IF the compensation committee is not fully independent.	☐

1502-7	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	☒

1502-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 90% of the fair market value on the grant date.	☒

1502-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan)-that is, it adds a specified number or percentage of outstanding shares for award each year.	☒

1502-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	☐

1502-11	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.	☐

1502-12	Vote AGAINST IF the company's equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	☐

1502-13	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.	☐

1502-14	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.	☐

1502-15	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	☐

1502-16	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	☐

1502-17	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.	☐

1502-18	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed XX% of total options granted in that year.	☐

1502-19	Vote AGAINST IF the company's three-year average annual grant rate exceeds the 75th percentile of its peer group.	☐

1502-20	Vote AGAINST IF the company does not expense stock options.	☐

1502-21	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.	☐

1502-22	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.	☐

Limit Per-Employee Awards (1503)

1503-1	Always vote FOR a management proposal to limit per-employee annual option awards.	☒

1503-2	Always vote AGAINST a management proposal to limit per-employee annual option awards.	☐

1503-3	Vote AGAINST IF the per-employee limit is more than XX shares per year.	☐

1503-4	Vote AGAINST IF the aggregate per-employee limit is more than XX shares over the life of the plan.	☐

Extend Term of Stock Incentive Plan (1505)

1505-1	Always vote FOR a management proposal to extend the term of a stock incentive plan for employees.	☐

1505-2	Always vote AGAINST a management proposal to extend the term of a stock incentive plan for employees.	☐

1505-3	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	☒

1505-4	Vote AGAINST IF the potential dilution from all company plans, as calculated by IRRC, is more than 20%.	☒

1505-5	Vote AGAINST IF the compensation committee is not fully independent.	☐

1505-6	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	☒

1505-7	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 90% of the fair market value on the grant date.	☒

1505-8	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	☐

1505-9	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.	☐

1505-10	Vote AGAINST IF the company's equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	☐

1505-11	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.	☐

1505-12	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.	☐

1505-13	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	☐

1505-14	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock

	options.	☐

1505-15	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.	☐

1505-16	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed XX% of the options granted in the past fiscal year.	☐

1505-17	Vote AGAINST IF the company's three-year average annual grant rate exceeds the 75th percentile of its peer group.	☐

1505-18	Vote AGAINST IF the company does not expense stock options.	☐

1505-19	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.	☐

1505-20	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.	☐

Adopt Director Stock Incentive Plan (1510)

1510-1	Always vote FOR a management proposal to adopt a stock incentive plan for non-employee directors.	☐

1510-2	Always vote AGAINST a management proposal to adopt a stock incentive plan for non-employee directors.	☒

1510-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on grant date.	☐

1510-4	Vote AGAINST IF the dilution represented by the proposal, as calculated by IRRC, is more than XX%.	☐

1510-5	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than XX%.	☐

1510-6	Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.	☐

1510-7	Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.	☐

1510-8	Vote AGAINST IF the plan includes an incentive to receive shares instead of cash.	☐

1510-9	Vote AGAINST IF the company's equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	☐

1510-10	Vote AGAINST IF the company does not expense stock options.	☐

1510-11	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.	☐

1510-12	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.	☐

1510-13	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	☐

Amend Director Stock Incentive Plan (1511)

1511-1	Always vote FOR a management proposal to amend a stock incentive plan for non-employee directors.	☐

1511-2	Always vote AGAINST a management proposal to amend a stock incentive plan for non-employee directors.	☐

1511-3	Vote AGAINST IF the amendment increases the size of the option awards.	☒

1511-4	Vote AGAINST IF the amendment would make the plan an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range

	of stock-based awards.	☒

1511-5	Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.	☒

1511-6	Vote AGAINST IF the amendment would provide an incentive to receive shares instead of cash.	☒

1511-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in

	less than XX years.	☐

1511-8	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as

	calculated by IRRC, is more than XX%.	☐

Add Shares to Director Stock Incentive Plan (1512)

1512-1	Always vote FOR a management proposal to add shares to a stock incentive plan for non-employee directors.	☐

1512-2	Always vote AGAINST a management proposal to add shares to a stock incentive plan for non-employee directors.	☒

1512-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of fair market value on the grant date.	☐

1512-4	Vote AGAINST IF the dilution represented by the proposal, as calculated by IRRC, is more than XX%.	☐

1512-5	Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by IRRC, is more than XX%.	☐

1512-6	Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.	☐

1512-7	Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.	☐

1512-8	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.	☐

1512-9	Vote AGAINST IF the company's equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	☐

1512-10	Vote AGAINST IF the company does not expense stock options	☐

1512-11	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.	☐

1512-12	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.	☐

1512-13	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	☐

Adopt Employee Stock Purchase Plan (1520)

*Screen: Vote FOR IF greater than 85% of fair market value; Vote FOR IF fair market value is between 75-85% and proposal dilution is less than 10% and total dilution is less than 20%;
Vote AGAINST IF trigger #2 is less than 75%

1520-1	Always vote FOR a management proposal to adopt an employee stock purchase plan.	☐

1520-2	Always vote AGAINST a management proposal to adopt an employee stock purchase plan.	☐

1520-3	Vote AGAINST IF the proposed plan allows employees to purchase stock at less than XX% of the stock's fair market value.	*

1520-4	Vote AGAINST IF the equity dilution represented by the proposed plan, as calculated by IRRC, is more than XX%.	☐

1520-5	Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by IRRC, is more than XX%.	☐

Amend Employee Stock Purchase Plan (1521)

1521-1	Always vote FOR a management proposal to amend an employee stock purchase plan.	☐

1521-2	Always vote AGAINST a management proposal to amend an employee stock purchase plan.	☐

1521-3	Vote AGAINST IF the proposal allows employees to purchase stock at prices of less than 75%

	of the stock's fair market value.	☒

Add Shares to Employee Stock Purchase Plan (1522)

1522-1	Always vote FOR a management proposal to add shares to an employee stock purchase plan.	☐

1522-2	Always vote AGAINST a management proposal to add shares to an employee stock purchase plan.	☐

1522-3	Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 75% of the stock's fair market value.	☒

1522-4	Vote AGAINST IF the equity dilution represented by this proposal is more than 10% of the outstanding common equity.	☒

1522-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by IRRC, is more than 20%.	☒

Adopt Stock Award Plan (1530)

1530-1	Always vote FOR a management proposal to adopt a stock award plan.	☐

1530-2	Always vote AGAINST a management proposal to adopt a stock award plan.	☐

1530-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.	☐

1530-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by IRRC, is more than 10%.	☒

1530-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by IRRC (overhang), is more than 20%.	☒

1530-6	Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of the company's peer group.	☐

Amend Stock Award Plan (1531)

1531-1	Always vote FOR a management proposal to amend a stock award plan.	☐

1531-2	Always vote AGAINST a management proposal to amend a stock award plan.	☐

1531-3	Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.	☒

1531-4	Vote AGAINST IF the amendment increases the per-employee limit for awards.	☐

1531-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by IRRC (overhang), is more than XX%.	☐

Add Shares to Stock Award Plan (1532)

1532-1	Always vote FOR a management proposal to add shares to a stock award plan.	☐

1532-2	Always vote AGAINST a management proposal to add shares to a stock award plan.	☐

1532-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in

	less than XX years.	☐

1532-4	Vote AGAINST IF the equity dilution represented by this proposal, as calculated by IRRC, is

	more than 10%.	☒

1532-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by

	IRRC (overhang), is more than 20%.	☒

1532-6	Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of

	its peer group.	☐

Adopt Director Stock Award Plan (1540)

1540-1	Always vote FOR a management proposal to adopt a stock award plan for non-employee

	directors.	☐

1540-2	Always vote AGAINST a management proposal to adopt a stock award plan for non-employee

	directors.	☐

1540-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.	☐

1540-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by IRRC, is more than 10%.	☒

1540-5	Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by IRRC, is more than 20%.	☒

1540-6	Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.	☒

1540-7	Vote AGAINST IF the plan would provide an incentive to receive shares instead of cash.	☐

Amend Director Stock Award Plan (1541)  CASE-BY-CASE

1541-1	Always vote FOR a management proposal to amend a stock award plan for non-employee

	directors.	☐

1541-2	Always vote AGAINST a management proposal to amend a stock award plan for non-employee directors.	☐

1541-3	Vote AGAINST IF the amendment increases the award size.	☐

1541-4	Vote AGAINST IF the amendment adds time-lapsing restricted stock that vest in less than XX years.	☐

1541-5	Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.	☐

1541-6	Vote AGAINST IF the proposed amendment would include an incentive to receive shares instead of cash.	☐

1541-7	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by IRRC (overhang), is more than XX%.	☐

Add Shares to Director Stock Award Plan (1542)

1542-1	Always vote FOR a management proposal to add shares to a stock award plan for non-employee directors.	☐

1542-2	Always vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors.	☐

1542-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.	☐

1542-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by IRRC, is more than 10%.	☒

1542-5	Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by IRRC, is more than 20%.	☒

1542-6	Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.	☒

1542-7	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.	☐

Approve Annual Bonus Plan (1560)

1560-1	Always vote FOR a management proposal to approve an annual bonus plan.	☒

1560-2	Always vote AGAINST a management proposal to approve an annual bonus plan.	☐

1560-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.	☐

1560-4	Vote AGAINST IF the maximum per-employee bonus payable is more than XX% of the participant's base salary.	☐

1560-5	Vote AGAINST IF the maximum per-employee bonus payable is more than $XX.	☐

1560-6	Vote AGAINST IF the performance criteria is not disclosed.	☐

Approve Savings Plan (1561)

1561-1	Always vote FOR a management proposal to adopt a savings plan.	☒

1561-2	Always vote AGAINST a management proposal to adopt a savings plan.	☐

Approve Option/Stock Awards (1562)

1562-1	Always vote FOR a management proposal to grant a one-time option or stock award.	☐

1562-2	Always vote AGAINST a management proposal to grant a one-time option or stock award.	☐

1562-3	Vote AGAINST IF the option/stock award is priced less than 90% of the fair market value on the

	grant date.	☒

1562-4	Vote AGAINST IF the dilution represented by the option/stock award, as calculated by IRRC, is

	more than 20%.	☒

1562-5	Vote AGAINST IF the award is time-lapsing stock that fully vest in less than XX years.	☐

1562-6	Vote AGAINST IF the option/stock award is unrestricted shares.	☐

1562-7	Vote AGAINST IF potential dilution from all company plans including this proposal, as

	calculated by IRRC, is more than XX% of the total outstanding common equity.	☐

1562-8	Vote AGAINST IF the company's equity dilution (overhang), including this proposal, as

	calculated by IRRC, exceeds the 75th percentile of its peer group.	☐

1562-9	Vote AGAINST IF the company's three-year average annual grant rate exceeds the 75th percentile

	of its peer group.	☐

1562-10	Vote AGAINST IF the option is not premium-priced or indexed, or does not vest based on

	future performance.	☐

Adopt Deferred Compensation Plan (1563)

1563-1	Always vote FOR a management proposal to adopt a deferred compensation plan.	☒

1563-2	Vote AGAINST a management proposal to adopt a deferred compensation plan for

	non-employee directors.	☐

1563-3	Vote AGAINST a management proposal to adopt a deferred compensation plan for executives.	☐

1563-4	Vote AGAINST IF the dilution is more than XX% of the outstanding common equity.	☐

Approve Long-Term Bonus Plan (1564)

1564-1	Always vote FOR a management proposal to approve a long-term bonus plan.	☒

1564-2	Always vote AGAINST a management proposal to approve a long-term bonus plan.	☐

1564-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.	☐

1564-4	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is

	more than XX% of the participant's base salary.	☐

1564-5	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is

	more than $XX.	☐

1564-6	Vote AGAINST IF the proposal creates dilution of more than XX% of the outstanding

	common equity.	☐

1564-7	Vote AGAINST IF the performance criteria is not disclosed.	☐

Approve Employment Agreements (1565)  CASE-BY-CASE

1565-1	Always vote FOR a management proposal to approve an employment agreement or contract.	☐

1565-2	Always vote AGAINST a management proposal to approve an employment agreement or contract.	☐

Amend Deferred Compensation Plan (1566)

1566-1	Always vote FOR a management proposal to amend a deferred compensation plan.	☒

1566-2	Always vote AGAINST a management proposal to amend a deferred compensation plan.	☐

Exchange Underwater Options (1570)

*SCREEN: FINAL VOTE BASED ON MARKET CONDITIONS DETERMINED BY PRU

1570-1	Always vote FOR a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock's current market price).	☐

1570-2	Always vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock's current market price).	*

1570-3	Vote AGAINST IF directors or any of the 5 highest paid executives are eligible to participate in the repricing exchange program.	☐

1570-4	Vote AGAINST IF the exchange ratio is not linked to the economic value of the underwater options.	☐

1570-5	Vote AGAINST IF the company exchanged underwater options within the last three years.	☐

Amend Annual Bonus Plan (1581)

1581-1	Always vote FOR a management proposal to amend an annual bonus plan.	☒

1581-2	Always vote AGAINST a management proposal to amend an annual bonus plan.	☐

1581-3	Vote AGAINST IF the amendment increases the maximum annual per-employee bonus.	☐

Reapprove Option/Bonus Plan for OBRA (1582)

1582-1	Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.	☒

1582-2	Always vote AGAINST a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.	☐

1582-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.	☐

1582-4	Vote AGAINST IF the performance criteria is not disclosed.	☐

1582-5	Vote AGAINST IF the company repriced or replaced options in the past fiscal year.	☐

Amend Long-Term Bonus Plan (1586)

1586-1	Always vote FOR a management proposal to amend a long-term bonus plan.	☒

1586-2	Always vote AGAINST a management proposal to amend a long-term bonus plan.	☐

1586-3	Vote AGAINST IF the plan increases the per-employee maximum bonus.	☐

SHAREHOLDER PROPOSALS

SP-Shareholder Approval of Auditors (2000)

2000-1	Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.	☒

2000-2	Always vote AGAINST a shareholder proposal calling for stockholder ratification of auditors.	☐

SP-Auditors Must Attend Annual Meeting (2001)

2001-1	Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.	☐

2001-2	Always vote AGAINST a shareholder proposal calling for the auditors to attend the annual meeting.	☒

SP-Limit Consulting by Auditors (2002)

2002-1	Always vote FOR a shareholder proposal calling for limiting consulting by auditors.	☒

2002-2	Always vote AGAINST a shareholder proposal calling for limiting consulting by auditors.	☐

SP-Rotate Auditors (2003)

2003-1	Always vote FOR a shareholder proposal calling for the rotation of auditors.	☐

2003-2	Always vote AGAINST a shareholder proposal calling for the rotation of auditors.	☐

SP-Restore Preemptive Rights (2010)

2010-1	Always vote FOR a shareholder proposal to restore preemptive rights.	☒

2010-2	Always vote AGAINST a shareholder proposal to restore preemptive rights.	☐

SP-Study Sale or Spin-Off (2030)

2030-1	Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.	☒

2030-2	Always vote AGAINST a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.	☐

SP-Adopt Confidential Voting (2100)

2100-1	Always vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.	☒

2100-2	Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.	☐

SP-Counting Shareholder Votes (2101)

2101-1	Always vote FOR a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.	☒

2101-2	Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.	☐

SP-No Discretionary Voting (2102)

2102-1	Always vote FOR a shareholder proposal to eliminate the company's discretion to vote unmarked proxy ballots.	☒

2102-2	Always vote AGAINST a shareholder proposal to eliminate the company's discretion to vote unmarked proxy ballots.	☐

SP-Equal Access to the Proxy (2110)

2110-1	Always vote FOR a shareholder proposal to provide equal access to the proxy materials for shareholders.	☒

2110-2	Always vote AGAINST a shareholder proposal to provide equal access to the proxy materials for shareholders.	☐

2110-3	Vote AGAINST IF the ballot will become open to shareholders' nominees.	☐

2110-4	Vote AGAINST IF the change will allow shareholder statements.	☐

SP-Improve Meeting Reports (2120)

2120-1	Always vote FOR a shareholder proposal to improve annual meeting reports.	☐

2120-2	Always vote AGAINST a shareholder proposal to improve annual meeting reports.	☒

SP-Change Annual Meeting Location (2130)

2130-1	Always vote FOR a shareholder proposal to change the annual meeting location.	☐

2130-2	Always vote AGAINST a shareholder proposal to change the annual meeting location.	☒

SP-Change Annual Meeting Date (2131)

2131-1	Always vote FOR a shareholder proposal to change the annual meeting date.	☐

2131-2	Always vote AGAINST a shareholder proposal to change the annual meeting date.	☒

SP-Board Inclusiveness (2201)  ABSTAIN

2201-1	Always vote FOR a shareholder proposal asking the board to include more women and minorities as directors.	☐

2201-2	Always vote AGAINST a shareholder proposal asking the board to include more women and minorities as directors.	☐

SP-Increase Board Independence (2202)

2202-1	Always vote FOR a shareholder proposal seeking to increase board independence.	☒

2202-2	Always vote AGAINST a shareholder proposal seeking to increase board independence.	☐

SP-Director Tenure/Retirement Age (2203)

2203-1	Always vote FOR a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.	☐

2203-2	Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.	☒

2203-3	Vote AGAINST IF the proposal seeks to establish a tenure policy shorter than XX years.	☐

2203-4	Vote AGAINST IF the proposal seeks to establish a retirement age of more than XX years.	☐

SP-Minimum Stock Ownership by Directors (2204)

2204-1	Always vote FOR a shareholder proposal to require minimum stock ownership by directors.	☒

2204-2	Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.	☐

2204-3	Vote AGAINST IF the minimum level of ownership required is more than XX shares.	☐

SP-Allow Union/Employee Representatives on the Board (2205)

2205-1	Always vote FOR a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.	☐

2205-2	Always vote AGAINST a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.	☒

SP-Directors' Role in Corporate Strategy (2206)

2206-1	Always vote FOR a shareholder proposal seeking to increase disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan.	☐

2206-2	Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan.	☐

SP-Increase Nominating Committee Independence (2210)

2210-1	Always vote FOR a shareholder proposal to increase the independence of the nominating committee.	☒

2210-2	Always vote AGAINST a shareholder proposal to increase the independence of the nominating committee.	☐

SP-Create Nominating Committee (2211)

2211-1	Always vote FOR a shareholder proposal to create a nominating committee of the board.	☒

2211-2	Always vote AGAINST a shareholder proposal to create a nominating committee of the board.	☐

2211-3	Vote AGAINST IF the proposal includes no requirements on the number of independent directors required to serve on the committee.	☐

SP-Create Shareholder Committee (2212)

2212-1	Always vote FOR a shareholder proposal urging the creation of a shareholder committee.	☒

2212-2	Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.	☐

2212-3	Vote AGAINST IF the proposal is a binding bylaw amendment.	☐

SP-Independent Board Chairman (2214)

2214-1	Always vote FOR a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.	☒

2214-2	Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.	☐

SP-Lead Director (2215)

2215-1	Always vote FOR a shareholder proposal asking that a lead director be chosen from among the ranks of non-employee directors.	☐

2215-2	Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.	☒

SP-Adopt Cumulative Voting (2220)

2220-1	Always vote FOR a shareholder proposal calling for the adoption of cumulative voting.	☒

2220-2	Always vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.	☐

SP-Require Nominee Statement in Proxy (2230)

2230-1	Always vote FOR a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.	☐

2230-2	Always vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.	☒

SP-Double Board Nominees (2231)

2231-1	Always vote FOR a shareholder proposal to nominate two director candidates for each open board seat.	☐

2231-2	Always vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.	☒

SP-Director Liability (2240)

2240-1	Always vote FOR a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or

	reckless or willful neglect.	☒

2240-2	Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or

	reckless or willful neglect.	☐

SP-Repeal Classified Board (2300)

2300-1	Always vote FOR a shareholder proposal to repeal a classified board.	☒

2300-2	Always vote AGAINST a shareholder proposal to repeal a classified board.	☐

2300-3	Vote AGAINST IF the company does not have a shareholder rights plan (poison pill).	☐

SP-Redeem or Vote on Poison Pill (2310)

2310-1	Always vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan.	☒

2310-2	Always vote AGAINST a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan.	☐

2310-3	Vote AGAINST IF the proposal seeks only to redeem the current rights plan (and does not ask for a shareholder vote.)	☐

2310-4	Vote AGAINST IF the board has an independent majority.	☐

2310-5	Vote AGAINST IF the proposal is binding rather than merely precatory (advisory).	☐

2310-6	Vote AGAINST IF the pill does not contain a dead-hand provision.	☐

2310-7	Vote AGAINST IF the company elects the entire board annually.	☐

SP-Eliminate Supermajority Provision (2320)

2320-1	Always vote FOR a shareholder proposal that seeks to eliminate supermajority provisions.	☒

2320-2	Always vote AGAINST a shareholder proposal that seeks to eliminate supermajority provisions.	☐

SP-Reduce Supermajority Provision (2321)

2321-1	Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.	☒

2321-2	Always vote AGAINST a shareholder proposal that seeks to reduce supermajority provisions.	☐

SP-Repeal Fair Price Provision (2324)

2324-1	Always vote FOR a shareholder proposal that seeks to repeal fair price provisions.	☐

2324-2	Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.	☒

SP-Restore Right to Call a Special Meeting (2325)

2325-1	Always vote FOR a shareholder proposal to restore shareholders' right to call a special meeting.	☒

2325-2	Always vote AGAINST a shareholder proposal to restore shareholders' right to call a special meeting.	☐

SP-Restore Right to Act by Written Consent (2326)

2326-1	Always vote FOR a shareholder proposal to restore shareholders' right to act by written consent.	☒

2326-2	Always vote AGAINST a shareholder proposal to restore shareholders' right to act by written consent.	☐

SP-Prohibit Targeted Share Placement (2330)

2330-1	Always vote FOR a shareholder proposal to limit the board's discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.	☒

2330-2	Always vote AGAINST a shareholder proposal to limit the board's discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.	☐

SP-Opt Out of State Takeover Statute (2341)

2341-1	Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.	☒

2341-2	Always vote AGAINST a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.	☐

SP-Reincorporation (2342)

2342-1	Always vote FOR a shareholder proposal to reincorporate the company in another state.	☐

2342-2	Always vote AGAINST a shareholder proposal to reincorporate the company in another state.	☐

2342-3	Vote AGAINST IF the new state has stronger anti-takeover provisions.	☒

SP-Adopt Anti-Greenmail Provision (2350)

2350-1	Always vote FOR a shareholder proposal to limit greenmail payments.	☒

2350-2	Always vote AGAINST a shareholder proposal to limit greenmail payments.	☐

SP-Restrict Executive Compensation (2400)

2400-1	Always vote FOR a shareholder proposal to restrict executive compensation.	☐

2400-2	Always vote AGAINST a shareholder proposal to restrict executive compensation.	☒

2400-3	Vote AGAINST IF the proposal limits executive pay without linking compensation to financial performance.	☒

SP-Disclose Executive Compensation (2401)

2401-1	Always vote FOR a shareholder proposal to enhance the disclosure of executive compensation.	☐

2401-2	Always vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.	☐

2401-3	Vote AGAINST IF the proposal extends reporting to all executives paid more than $250,000.	☒

SP-Restrict Director Compensation (2402)

2402-1	Always vote FOR a shareholder proposal to restrict director compensation.	☐

2402-2	Always vote AGAINST a shareholder proposal to restrict director compensation.	☒

SP-Cap Executive Pay (2403)

2403-1	Always vote FOR a shareholder proposal to cap executive pay.	☐

2403-2	Always vote AGAINST a shareholder proposal to cap executive pay.	☒

SP-Pay Directors in Stock (2405)   CASE-BY-CASE

2405-1	Always vote FOR a shareholder proposal calling for directors to be paid with company stock.	☐

2405-2	Always vote AGAINST a shareholder proposal calling for directors to be paid with company stock.	☐

2405-3	Vote AGAINST IF the resolution would require directors to receive their entire compensation in the form of company stock.	☐

SP-Approve Executive Compensation (2406)

2406-1	Always vote FOR a shareholder proposal calling for shareholder votes on executive pay.	☐

2406-2	Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.	☒

SP-Restrict Director Pensions (2407)

2407-1	Always vote FOR a shareholder proposal calling for the termination of director retirement plans.	☒

2407-2	Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.	☐

SP-Review/Report on/Link Executive Pay to Social Performance (2408)  ABSTAIN

2408-1	Always vote FOR a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.	☐

2408-2	Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.	☐

2408-3	Vote AGAINST IF the resolution goes beyond the request for a review and/or report, and includes actual linkage of pay to social performance.	☐

SP-No Repricing of Underwater Options (2409)

2409-1	Always vote FOR a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.	☒

2409-2	Always vote AGAINST a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.	☐

2409-3	Vote AGAINST IF the proposal seeking shareholder approval to reprice is binding.	☐

SP-Golden Parachutes (2414)

2414-1	Always vote FOR a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.	☒

2414-2	Always vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.	☐

2414-3	Vote AGAINST IF the highest payout formula of current agreements does not exceed XX times an executive's salary and bonus.	☐

SP-Award Performance-Based Stock Options (2415)

2415-1	Always vote FOR a shareholder proposal seeking to award performance-based stock options.	☒

2415-2	Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.	☐

SP-Expense Stock Options (2416)

2416-1	Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income statement.	☒

2416-2	Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income statement.	☐

SP-Pension Fund Surplus (2417)

2417-1	Always vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.	☐

2417-2	Always vote AGAINST a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.	☐

SP-Create Compensation Committee (2420)

2420-1	Always vote FOR a shareholder proposal to create a compensation committee.	☒

2420-2	Always vote AGAINST a shareholder proposal to create a compensation committee.	☐

SP-Hire Independent Compensation Consultant (2421)

2421-1	Always vote FOR a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants

	working with corporate management-to assist with executive compensation issues.	☒

2421-2	Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants

	working with corporate management-to assist with executive compensation issues.	☐

SP-Increase Compensation Committee Independence (2422)

2422-1	Always vote FOR a shareholder proposal to increase the independence of the compensation committee.	☒

2422-2	Always vote AGAINST a shareholder proposal to increase the independence of the

	compensation committee.	☐

SP-Increase Audit Committee Independence (2500)

2500-1	Always vote FOR a shareholder proposal to increase the independence of the audit committee.	☒

2500-2	Always vote AGAINST a shareholder proposal to increase the independence of the audit committee.	☐

SP-Increase Key Committee Independence (2501)

2501-1	Always vote FOR a shareholder proposal to increase the independence of key committees.	☒

2501-2	Always vote AGAINST a shareholder proposal to increase the independence of key committees.	☐

SOCIAL ISSUE PROPOSALS

SP-Develop/Report on Human Rights Policy (3000)  ABSTAIN

3000-1	Always vote FOR a shareholder proposal that asks the company to develop or report on human rights policies.	☐

3000-2	Always vote AGAINST a shareholder proposal that asks the company to develop or report on human rights policies.	☐

3000-3	Vote AGAINST IF the company does not operate in countries of concern.	☐

SP-Review Operations' Impact on Local Groups (3005)  ABSTAIN

3005-1	Always vote FOR a shareholder proposal that asks the company to review its operations' impact on local groups.	☐

3005-2	Always vote AGAINST a shareholder proposal that asks the company to review its operations' impact on local groups.	☐

3005-3	Vote AGAINST IF the proposal calls for action beyond reporting.	☐

SP-Burma-Limit or End Operations (3030)  ABSTAIN

3030-1	Always vote FOR a shareholder proposal that asks the company to limit or end operations in Burma.	☐

3030-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end operations in Burma.	☐

3030-3	Vote AGAINST IF the company's operations are de minimus and do not involve oil or mining.	☐

3030-4	Vote AGAINST IF the company does not contract directly with the Burmese government.	☐

SP-Burma-Review Operations (3031)  ABSTAIN

3031-1	Always vote FOR a shareholder proposal that asks management to review operations in Burma.	☐

3031-2	Always vote AGAINST a shareholder proposal that asks management to review operations in Burma.	☐

SP-China-No Use of Forced Labor (3040)   ABSTAIN

3040-1	Always vote FOR a shareholder proposal that asks management to certify that company operations are free of forced labor.	☐

3040-2	Always vote AGAINST a shareholder proposal that asks management to certify that company operations are free of forced labor.	☐

SP-China-Adopt Code of Conduct (3041)  ABSTAIN

3041-1	Always vote FOR a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.	☐

3041-2	Always vote AGAINST a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.	☐

3041-3	Vote AGAINST IF the company has de minimus operations involving China.	☐

SP-Review Military Contracting Criteria (3100)   ABSTAIN

3100-1	Always vote FOR a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts

	and to govern the execution of the contracts.	☐

3100-2	Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts

	and to govern the execution of the contracts.	☐

3100-3	Vote AGAINST IF the company derives less than 50% of its revenues from military-related operations.	☐

SP-Review Economic Conversion (3110)  ABSTAIN

3110-1	Always vote FOR a shareholder proposal that asks management to create a plan for converting the company's facilities that are dependent on defense contracts toward production for

	commercial markets.	☐

3110-2	Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the company's facilities that are dependent on defense contracts toward production

	for commercial markets.	☐

3110-3	Vote AGAINST IF the company derives less than 50% of its revenues from defense contracts.	☐

SP-Review Space Weapons (3120)   ABSTAIN

3120-1	Always vote FOR a shareholder proposal that asks management to report on the company's government contracts for the development of ballistic missile defense technologies and related

	space systems.	☐

3120-2	Always vote AGAINST a shareholder proposal that asks management to report on the company's government contracts for the development of ballistic missile defense technologies and related

	space systems.	☐

SP-Review Foreign Military Sales (3130)  ABSTAIN

3130-1	Always vote FOR a shareholder proposal that asks management to report on the company's foreign military sales or foreign offset activities.	☐

3130-2	Always vote AGAINST a shareholder proposal that asks management to report on the company's foreign military sales or foreign offset activities.	☐

3130-3	Vote AGAINST IF all of the company's current weapons programs result in sales to both the U.S. and foreign governments, or to the U.S. government exclusively.	☐

SP-Limit or End Nuclear Weapons Production (3150)   ABSTAIN

3150-1	Always vote FOR a shareholder proposal that asks management to limit or end nuclear weapons production.	☐

3150-2	Always vote AGAINST a shareholder proposal that asks management to limit or end nuclear weapons production.	☐

SP-Review Nuclear Weapons Production (3151)  ABSTAIN

3151-1	Always vote FOR a shareholder proposal that asks management to review nuclear weapons production.	☐

3151-2	Always vote AGAINST a shareholder proposal that asks management to review nuclear weapons production.	☐

SP-Review Charitable Giving Policy (3210)  ABSTAIN

3210-1	Always vote FOR a shareholder proposal that asks the company to establish shareholder-designated contribution programs.	☐

3210-2	Always vote AGAINST a shareholder proposal that asks the company to establish shareholder-designated contribution programs.	☐

3210-3	Vote AGAINST IF the company has a well-managed program or the proposal will be unduly burdensome.	☐

SP-Limit or End Charitable Giving (3215)   ABSTAIN

3215-1	Always vote FOR a shareholder proposal that asks the company to limit or end charitable giving.	☐

3215-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable giving.	☐

3215-3	Vote AGAINST IF the company's giving is not excessive or the proposal would end all giving.	☐

SP-Review Political Spending (3220)  ABSTAIN

3220-1	Always vote FOR a shareholder proposal that asks the company to increase disclosure of political spending and activities.	☐

3220-2	Always vote AGAINST a shareholder proposal that asks the company to increase disclosure of political spending and activities.	☐

3220-3	Vote AGAINST IF the information requested is already easily available or if compliance is costly.	☐

SP-Limit or End Political Spending (3221)  ABSTAIN

3221-1	Always vote FOR a shareholder proposal that asks the company to limit or end political spending.	☐

3221-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end political spending.	☐

3221-3	Vote AGAINST IF the total contributions were less than $50,000 or the proposal would end all spending.	☐

SP-Disclose Prior Government Service (3222)  ABSTAIN

3222-1	Always vote FOR a shareholder proposal requesting disclosure of company executives' prior government service.	☐

3222-2	Always vote AGAINST a shareholder proposal requesting disclosure of company executives' prior government service.	☐

SP-Affirm Political Nonpartisanship (3224)  ABSTAIN

3224-1	Always vote FOR a shareholder proposal requesting affirmation of political nonpartisanship.	☐

3224-2	Always vote AGAINST a shareholder proposal requesting affirmation of political nonpartisanship.	☐

SP-Review Tobacco Marketing (3300)   ABSTAIN

3300-1	Always vote FOR a shareholder proposal that asks management to report on or change tobacco product marketing practices.	☐

3300-2	Always vote AGAINST a shareholder proposal that asks management to report on or change tobacco product marketing practices.	☐

3300-3	Vote AGAINST IF no prima facie evidence suggests company targets youth or uses unregulated channels.	☐

3300-4	Vote AGAINST IF there is no prima facie evidence the company's marketing practices are illegal.	☐

3300-5	Vote AGAINST IF the proposal calls for action beyond reporting.	☐

SP-Sever Links with Tobacco Industry (3307)   ABSTAIN

3307-1	Always vote FOR a shareholder proposal to sever links with the tobacco industry.	☐

3307-2	Always vote AGAINST a shareholder proposal to sever links with the tobacco industry.	☐

3307-3	Vote AGAINST IF the proposal is submitted to a tobacco company.	☐

3307-4	Vote AGAINST IF the company is NOT a health care company.	☐

3307-5	Vote AGAINST IF the company has retail outlets for tobacco products.	☐

3307-6	Vote AGAINST IF the company provides products to the tobacco industry.	☐

3307-7	Vote AGAINST IF the proposal concerns media outlets for tobacco advertising.	☐

3307-8	Vote AGAINST IF the proposal concerns tobacco farmers.	☐

SP-Review or Reduce Tobacco Harm to Health (3308)  ABSTAIN

3308-1	Always vote FOR a shareholder proposal that asks the company to review or reduce tobacco harm to health.	☐

3308-2	Always vote AGAINST a shareholder proposal that asks the company to review or reduce tobacco harm to health.	☐

3308-3	Vote AGAINST IF the proposal concerns adoption of a no-smoking policy.	☐

3308-4	Vote AGAINST IF the proposal concerns research or changes to product ingredients.	☐

3308-5	Vote AGAINST IF the proposal concerns changes to package labeling and health warnings.	☐

SP-Review or Promote Animal Welfare (3320)  ABSTAIN

3320-1	Always vote FOR a shareholder proposal that asks management to review or promote animal welfare.	☐

3320-2	Always vote AGAINST a shareholder proposal that asks management to review or promote animal welfare.	☐

3320-3	Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.	☐

3320-4	Vote AGAINST IF the proposal calls for action beyond reporting.	☐

SP-Review Drug Pricing or Distribution (3340)  ABSTAIN

3340-1	Always vote FOR a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.	☐

3340-2	Always vote AGAINST a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.	☐

3340-3	Vote AGAINST IF the proposal asks for more than a report.	☐

3340-4	Vote AGAINST IF the proposal relates only to domestic pricing.	☐

SP-Oppose Embryo/Fetal Destruction (3350)  ABSTAIN

3350-1	Always vote FOR a shareholder proposal that asks the company to take action on embryo or fetal destruction.	☐

3350-2	Always vote AGAINST a shareholder proposal that asks the company to take action on embryo or fetal destruction.	☐

SP-Review Nuclear Facility/Waste (3400)  ABSTAIN

3400-1	Always vote FOR a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.	☐

3400-2	Always vote AGAINST a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.	☐

3400-3	Vote AGAINST IF the proposal asks for action beyond reporting.	☐

3400-4	Vote AGAINST IF the proposal asks for cessation of nuclear-related activities.	☐

SP-Review Energy Efficiency & Renewables (3410)   ABSTAIN

3410-1	Always vote FOR a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.	☐

3410-2	Always vote AGAINST a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.	☐

3410-3	Vote AGAINST IF the proposal asks for more than a report.	☐

SP-Endorse Ceres Principles (3420)   ABSTAIN

3420-1	Always vote FOR a shareholder proposal that asks management to endorse the Ceres principles.	☐

3420-2	Always vote AGAINST a shareholder proposal that asks management to endorse the Ceres principles.	☐

3420-3	Vote AGAINST IF the company has well-established environmental management practices.	☐

3420-4	Vote AGAINST IF the company has an average or better environmental performance record.	☐

SP-Control Generation of Pollutants (3422)  ABSTAIN

3422-1	Always vote FOR a shareholder proposal that asks the company to control generation of pollutant(s).	☐

3422-2	Always vote AGAINST a shareholder proposal that asks the company to control generation of pollutant(s).	☐

3422-3	Vote AGAINST IF the proposal asks for action beyond reporting.	☐

3422-4	Vote AGAINST IF the company reports its emissions and plans to limit their future growth.	☐

3422-5	Vote AGAINST IF the company reports its emissions and plans to reduce them from established levels.	☐

SP-Report on Environmental Impact or Plans (3423)   ABSTAIN

3423-1	Always vote FOR a shareholder proposal that asks the company to report on its environmental impact or plans.	☐

3423-2	Always vote AGAINST a shareholder proposal that asks the company to report on its environmental impact or plans.	☐

3423-3	Vote AGAINST IF management has issued a written statement beyond the legal minimum.	☐

SP-Report or Take Action on Climate Change (3425)  ABSTAIN

3425-1	Always vote FOR a shareholder proposal that asks management to report or take action on climate change.	☐

3425-2	Always vote AGAINST a shareholder proposal that asks management to report or take action on climate change.	☐

3425-3	Vote AGAINST IF management has issued a statement acknowledging a global warming threat.	☐

3425-4	Vote AGAINST IF management acknowledges a global warming threat and has issued company policy.	☐

3425-5	Vote AGAINST IF management has issued a statement and committed to targets and timetable.	☐

3425-6	Vote AGAINST IF the company is not a major emitter of greenhouse gases.	☐

SP-Review or Curb Bioengineering (3430)  ABSTAIN

3430-1	Always vote FOR a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.	☐

3430-2	Always vote AGAINST a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.	☐

3430-3	Vote AGAINST IF the proposal asks for action beyond reporting.	☐

3430-4	Vote AGAINST IF the proposal calls for a moratorium on sales of bioengineered products.	☐

SP-Preserve/Report on Natural Habitat (3440)   ABSTAIN

3440-1	Always vote FOR a shareholder proposal that asks the company to preserve natural habitat.	☐

3440-2	Always vote AGAINST a shareholder proposal that asks the company to preserve natural habitat.	☐

3440-3	Vote AGAINST IF the proposal asks for action beyond reporting.	☐

3440-4	Vote AGAINST IF the proposal does not address a unique habitat.	☐

SP-Review Developing Country Debt (3500)  ABSTAIN

3500-1	Always vote FOR a shareholder proposal asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings.	☐

3500-2	Always vote AGAINST a shareholder proposal asking the company to review their developing country debt and lending criteria and to report to shareholders on its findings.	☐

3500-3	Vote AGAINST IF the proposal asks for action beyond reporting.	☐

SP-Review Social Impact of Financial Ventures (3503)   ABSTAIN

3503-1	Always vote FOR a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.	☐

3503-2	Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.	☐

3503-3	Vote AGAINST IF the proposal asks for action beyond reporting.	☐

SP-Review Fair Lending Policy (3520)   ABSTAIN

3520-1	Always vote FOR a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.	☐

3520-2	Always vote AGAINST a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.	☐

3520-3	Vote AGAINST IF the proposal asks for action beyond reporting.	☐

SP-Review Plant Closings (3600)  ABSTAIN

3600-1	Always vote FOR a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.	☐

3600-2	Always vote AGAINST a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.	☐

SP-Report on EEO (3610)   ABSTAIN

3610-1	Always vote FOR a shareholder proposal that asks management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing

	statistical data on specific positions within the company.	☐

3610-2	Always vote AGAINST a shareholder proposal that asks management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing

	statistical data on specific positions within the company.	☐

3610-3	Vote AGAINST IF the company releases its EEO-1 reports.	☐

3610-4	Vote AGAINST IF the company's EEO-1 reports and compliance record indicate it is average.	☐

3610-5	Vote AGAINST IF the information indicates a well-established affirmative action program.	☐

SP-Drop Sexual Orientation from EEO Policy (3614)  ABSTAIN

3614-1	Always vote FOR a shareholder proposal that asks management to drop sexual orientation from EEO policy.	☐

3614-2	Always vote AGAINST a shareholder proposal that asks management to drop sexual orientation from EEO policy.	☐

SP-Adopt Sexual Orientation Anti-Bias Policy (3615)   ABSTAIN

3615-1	Always vote FOR a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.	☐

3615-2	Always vote AGAINST a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.	☐

SP-Review Mexican Work Force Conditions (3621)  ABSTAIN

3621-1	Always vote FOR a shareholder proposal that asks management to report on or review Mexican operations.	☐

3621-2	Always vote AGAINST a shareholder proposal that asks management to report on or review Mexican operations.	☐

SP-Adopt Standards for Mexican Operation (3622)  ABSTAIN

3622-1	Always vote FOR a shareholder proposal that asks management to adopt standards for Mexican operations.	☐

3622-2	Always vote AGAINST a shareholder proposal that asks management to adopt standards for Mexican operations.	☐

SP-Review or Implement MacBride Principles (3630)  ABSTAIN

3630-1	Always vote FOR a shareholder proposal that asks management to review or implement the MacBride principles.	☐

3630-2	Always vote AGAINST a shareholder proposal that asks management to review or implement the MacBride principles.	☐

3630-3	Vote AGAINST IF no fair employment problems exist.	☐

SP-Urge MacBride on Contractor/Franchisee (3632)  ABSTAIN

3632-1	Always vote FOR a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.	☐

3632-2	Always vote AGAINST a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.	☐

3632-3	Vote AGAINST IF no fair employment problems exist at contractor/franchisee.	☐

SP-Review Global Labor Practices (3680)  ABSTAIN

3680-1	Always vote FOR a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.	☐

3680-2	Always vote AGAINST a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.	☐

3680-3	Vote AGAINST IF the company already reports publicly using a recognized standard.	☐

3680-4	Vote AGAINST IF the resolution asks for more than a report.	☐

SP-Monitor/Adopt ILO Conventions (3681)  ABSTAIN

3681-1	Always vote FOR a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization's (ILO) core labor

	conventions.	☐

3681-2	Always vote AGAINST a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization's (ILO) core labor

	conventions.	☐

3681-3	Vote AGAINST IF the proposal asks the company to use third-party monitors.	☐

3681-4	Vote AGAINST IF the company has a reasonable code and monitoring system.	☐

SP-Report on Sustainability (3700)  ABSTAIN

3700-1	Always vote FOR a shareholder proposal requesting reports on sustainability.	☐

3700-2	Always vote AGAINST a shareholder proposal requesting reports on sustainability.	☐

3700-3	Always vote AGAINST IF the company has already issued a report in GRI format.	☐

PART C

OTHER INFORMATION

Item 23. Exhibits.

(a)  (1) Articles of Incorporation.(1)

(2) Articles of Amendment.(2)

(3) Articles of Amendment.(6)

(4) Articles of Amendment dated June 30, 2003.(14)

(5) Articles Supplementary dated July 17, 2003.(14)

(6) Articles of Amendment dated December 9, 2003.(14)

(7) Articles Supplementary dated October 30, 1998.*

(b)  (1) Amended By-Laws.(5)

(2) Amended and Restated By-Laws dated July 17, 2003.(14)

(3) Amended and Restated By-Laws dated November 16, 2004.*

(c)  Instruments defining rights of shareholders.(2)

(d)  (1) Management Agreement between the Registrant and Prudential Investments LLC.(9)

(2) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc.(10)

(3) Amendment to Subadvisory Agreements among Prudential Investments LLC, Prudential Investment Management, Inc. and Quantitative Management Associates LLC (QMA).*

(e)  (1) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC.(3)

(2) Selected Dealer Agreement.(3)

(g)  (1) Custodian Contract between the Registrant and State Street Bank and Trust Company.(2)

(2) Amendment to Custodian Contract.(5)

(3) Amendment to Custodian Contract.(7)

(h)  (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services LLC.(2)

(2) Amendment to Transfer Agency Agreement.(5)

(3) Amendment to Transfer Agency and Service Agreement dated September 4, 2002.(14)

(i)  Opinion and Consent of Counsel.(11)

(j)  Consent of Independent Registered Public Accounting Firm.**

(m)  (1) Amended and Restated Distribution and Service Plan for Class A Shares.(4)

(2) Amended and Restated Distribution and Service Plan for Class B Shares.(4)

(3) Amended and Restated Distribution and Service Plan for Class C Shares.(4)

(4) Rule 12b-1 Fee Waiver for Class A shares.*

(n)  (1) Rule 18f-3 Plan.(4)

(2) Amended and Restated Rule 18f-3 Plan.(13)

(3) Amended and Restated Rule 18f-3 Plan dated January 23, 2004.(14)

(4) Amended and Restated Rule 18f-3 Plan dated March 11, 2004.*

(p)  (1) Fund's Amended Code of Ethics dated February 25, 2004.*

(2) Personal Securities Trading Policy of QMA.*

(q)  (1) Powers of Attorney.(12)

(2) Power of Attorney dated August 1, 2003.(14)

(3) Powers of Attorney dated August 1, 2003.(14)

*Filed herewith.
**To be filed by Amendment.

(1) Incorporated by reference to the Registration Statement on Form N-1A filed on or about April 3, 1997 (File Nos. 333-24495 and 811-08167).

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-24495) filed on August 19, 1997.

(3) Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A
(File No. 333-24495) filed on June 10, 1998.

(4) Incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A
(File No. 333-24495) filed on April 1, 1999.

(5) Incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A
(File No. 333-24495) filed on March 24, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A
(File No. 333-24495) filed on May 30, 2000.

(7) Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 23 to the Registration Statement filed on
Form N-1A on July 31, 2001 of Jennison Natural Resources Fund, Inc. (File No. 33-15166).

(8) Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 39 to the Registration Statement filed on
Form N-1A on January 29, 2003 of Jennison Sector Funds, Inc. (File No. 2-72097).

(9) Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 333-24495) filed on December 28, 2001.

(10) Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on
Form N-1A (File No. 333-24495) filed on December 28, 2001.

(11) Incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on
Form N-1A (File No. 333-24495) filed on December 28, 2001.

(12) Incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on
Form N-1A (File No. 333-24495) filed on December 28, 2001.

(13) Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A
(File No. 333-24495) filed on December 30, 2002.

(14) Incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A
(File No. 333-24495) filed on January 30, 2004.

Item 24. Persons Controlled by or under Common Control with Registrant.

None.

Item 25. Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and by the Maryland General Corporation Law (the "MGCL") and pursuant to Article VI of the Registrant's charter and Article V of the Registrant's Amended and Restated By-Laws (Exhibit (b)(2) to the Registration Statement), the Registrant shall indemnify present and former officers and directors, (and persons who serve or served as the officer or director of certain other enterprises at the Registrant's request) and, to the extent authorized by the Registrant's Board of Directors, employees and agents of the Registrant, against judgments, fines, settlements and expenses and may advance expenses to such parties, to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. Section 2-418 of the MGCL permits indemnification of directors, officers, employees and agents who are made a party (or threatened to be made a party) to any proceeding by reason of their service in such capacity, unless it is established that (i) the act or omission of such person was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) such person actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful. The MGCL does not permit indemnification in respect of any proceeding by or in the right of the Registrant in which a person is found liable to the Registrant or, except in limited circumstances, for proceedings brought against the Registrant. A Maryland corporation may be required to reimburse officers and directors for reasonable expenses incurred in the successful defense of a proceeding to which such director or officer is a party by reason of his or her service in such capacity. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit e(1) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

Section 9 of the Management Agreement (Exhibit d(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit d(2) to the Registration Statement) limit the liability of Prudential Investments LLC (PI) and Quantitative Management Associates LLC (QMA), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

The Registrant hereby undertakes that it will apply the indemnification provisions of its charter and By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Under its charter and By-Laws, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

(1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

(2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

(3) Such promise must be secured by a surety bond or other suitable insurance; and

(4) Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 26. Business and other Connections of the Investment Adviser.

(a)  Prudential Investments LLC (PI)

See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement. The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

Name and Address	Position with PI	Principal Occupation
Robert F. Gunia	Executive Vice President and Chief Administrative Officer	Executive Vice President, and Chief Administrative Officer, PI; Vice President, Prudential; President, PIMS; Executive Vice President, Chief Administrative Officer and Director of American Skandia Investment Services, Inc.; Executive Vice President and Director of American Skandia Fund Services, Inc.; Executive Vice President, Chief Administrative Officer and Director of American Skandia Advisory Services, Inc.

Name and Address	Position with PI	Principal Occupation
William V. Healey	Executive Vice President and Chief Legal Officer	Executive Vice President, and Chief Legal Officer, PI; Vice President and Associate General Counsel, Prudential; Senior Vice President, Chief Legal Officer and Secretary, PIMS; Executive Vice President and Chief Legal Officer of American Skandia Investment Services, Inc.; Executive Vice President and Chief Legal Officer of American Skandia Fund Services, Inc.; Executive Vice President and Chief Legal Officer of American Skandia Advisory Services, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc. and Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI

Judy A. Rice	Officer in Charge, President, Chief Executive Officer and Chief Operating Officer	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer of PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

(b) Quantitative Management Associates LLC (QMA)

See "How the Fund is Managed-Investment Advisor" in the Prospectus of Dryden Active Allocation Fund and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of the directors and executive officers of Quantitative Management Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-62692), as most recently amended, the text of which is hereby incorporated by reference.

Item 27. Principal Underwriter.

(a)  Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Strategic Partners Equity Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden High Yield Total Return Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.

PIMS is also distributor of the following unit investment trusts: Separate Accounts: Prudential Gibraltar Fund, Inc. The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract Account GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b) The business and other connections of PIMS's directors and principal executive officers are listed in its Form ADV as currently on file with Securities and Exchange Commission (File No. 8-36540), the text of which is hereby incorporated by reference.

(c)  Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, Quantitative Management Associates LLC, Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, Gateway Center Three, 10th Floor, 100 Mulberry Street, Newark, New Jersey 07102. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11), 31a-1(f), 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

Item 29. Management Services.

Other than as set forth under the caption "How the Fund is Managed" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 20th day of December, 2004.

  DRYDEN SMALL-CAP CORE EQUITY FUND, INC.

  By: /s/  JUDY A. RICE

  Judy A. Rice, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* David E. A. Carson	Director	December 20, 2004

* Robert E. La Blanc	Director

* Robert F. Gunia	Director

* Douglas H. McCorkindale	Director

* Richard A. Redeker	Director

* Robin B. Smith	Director

* Stephen Stoneburn	Director

* Clay T. Whitehead	Director

* Grace C. Torres	Treasurer and Principal Financial and Accounting Officer

*By: /s/ DEBORAH A. DOCS Deborah A. Docs, Attorney-in-fact		December 20, 2004

Dryden Small-Cap Core Equity Fund, Inc.

EXHIBIT INDEX

Exhibit No.  Description

(a)  (7)  Articles Supplementary dated October 30, 1998.*

(b)  (2) Amended and Restated By-Laws dated November 16, 2004.*

(d)  (3) Amendment to Subadvisory Agreements among Prudential Investments LLC, Prudential Investment Management, Inc. and Quantitative Management Associates LLC (QMA).*

(m)  (4) Rule 12b-1 Fee Waiver for Class A shares.*

(n)  (4) Amended and Restated Rule 18f-3 Plan dated March 11, 2004.*

(p)  (1) Fund's Amended Code of Ethics dated February 25, 2004.*

(2) Personal Securities Trading Policy of QMA.*

*Filed herewith.